** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION
   CONTAINED IN THIS DOCUMENT. CONFIDENTIAL PORTIONS (MARKED [**] HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.16

                                   OEM PRODUCT

                        DEVELOPMENT AND SUPPLY AGREEMENT


        This Agreement (the "Agreement") is entered into effective as of March 10, 1997 (the "Effective Date") by and between CardioGenesis Corporation ("CardioGenesis"), a Delaware corporation, and Carl Baasel Lasertechnik GmbH, a corporation organized under the laws of Germany ("Baasel").

                                 R E C I T A L S

        A. CardioGenesis has undertaken considerable efforts in the application of lasers, and particularly holmium:YAG ("Ho:YAG") lasers, in conjunction with a medical treatment called transmyocardial revascularization ("TMR"), and holds certain patents and patent applications in relation thereto, especially with respect to the use of catheters for directing laser energy to the heart.

        B. CardioGenesis is in the process of establishing its business worldwide, including sales of its products for TMR uses to customers such as, but not limited to, hospitals, catheter laboratories and other appropriate medical products end-users.

        C. The CardioGenesis Products, as defined below, currently include a laser, which currently is a Ho:YAG laser.

        D. Baasel has certain expertise with respect to the generation and control of high power laser pulses, and has extensive experience in the development and manufacture of both industrial and medical solid state lasers, and especially of Ho:YAG lasers, and holds certain patents and patent applications in relation thereto.

        E. CardioGenesis desires to partake of such experience and expertise of Baasel, and Baasel desires to cooperate with CardioGenesis, under the terms and conditions of this Agreement, in order: (1) to allow for the development by Baasel, in cooperation with CardioGenesis, of a laser, based upon an existing laser product of Baasel, which will be suitable, as a result of such development, for use in and as a part of CardioGenesis Products, worldwide in the CardioGenesis Use, as hereinafter defined, and (2) to allow for manufacture and sale to CardioGenesis by Baasel, on an original equipment manufacturer (OEM) basis, of such developed laser product, as provided herein.

        Now, therefore, in consideration of the mutual covenants contained in this Agreement, CardioGenesis and Baasel agree as follows:

        1.     OEM PRODUCT DEVELOPMENT.

               (a) General. The parties acknowledge that at the request of, and with the cooperation of, CardioGenesis, Baasel has undertaken, and CardioGenesis has funded, prior to the Effective Date, and, at the request of CardioGenesis, Baasel may continue during all or a part of the term hereof, research and development efforts (such efforts both before the Effective Date and during the term hereof referred to herein as the "Development Efforts") intended to allow the manufacture of a laser (the "OEM Product"), described generally on Exhibit A attached hereto and incorporated herein by reference, that will meet the specifications for such OEM Product as set forth on Exhibit A hereto, including without limitation specifications related to approval of the OEM Product as may be required under regulations of the U.S. Food & Drug Administration (the "FDA") and other applicable U.S. and international regulatory standards and requirements. The parties acknowledge that the OEM Product will be a key component in CardioGenesis' laser-based surgical products, as they now exist and as they may exist in the future, including systems consisting of various component products or subassemblies (collectively, the "CardioGenesis Products"), for use worldwide in all cardiothoracic human and animal applications and/or involving pulsing of the laser, including without limitation TMR (such use generically referred to herein as the "CardioGenesis Use"), and as spares and replacements for CardioGenesis Products incorporating such OEM Product.

               (b) OEM Product Development Program; OEM Product Specifications; Change of OEM Product Specifications by CardioGenesis.

                      (i) OEM Product Development Program. Commencing on the Effective Date, Baasel will continue, and CardioGenesis will, subject to the further terms and conditions of this Agreement, pay for, such further research and development work during the term hereof as CardioGenesis determines in good faith to be necessary to finalize the OEM Product and to make the OEM Product commercially salable by CardioGenesis as incorporated into CardioGenesis Products. Such research and development work will be conducted pursuant to the Development Program described in Exhibit B attached hereto and incorporated herein by reference (the "Schedule"), including the Phases set forth therein (each a "Phase"). Baasel will use its good faith best efforts to complete each of the Phases set forth in Exhibit B hereto. At the completion of each Phase of the Development Program, CardioGenesis will have the sole right to determine whether the Development Program will continue. CardioGenesis will immediately notify Baasel in writing of CardioGenesis' determination to continue, or not to continue, the Development Program.

                      (ii) OEM Product Specifications. The specifications for the OEM Product as set forth in Exhibit A hereto were arrived at by mutual consensus of Baasel and CardioGenesis, and include, as attached to and included in Exhibit A, Baasel's specification offer documents denoted as MD0230/96 and MD0254/96 (the "Baasel Proposed Specifications"), and CardioGenesis' specification response documents denoted as DS000701 and DS000801 (the "CardioGenesis Proposed Specifications"). In the event of a conflict between the contents of the Baasel Proposed Specifications and the CardioGenesis Proposed Specifications, the CardioGenesis Proposed Specifications will control. In the event of a conflict between the contents of the Baasel Proposed Specifications and/or the CardioGenesis Proposed Specifications, on the one hand, and remaining contents of Exhibit A, on the other hand, such remaining contents of Exhibit A will control.

                      (iii) Change of OEM Product Specifications By CardioGenesis. If CardioGenesis changes the specifications or requirements for the OEM Product from those set forth in Exhibit A hereto in a manner that is, in Baasel's good faith judgment after consultation with CardioGenesis, materially different from the specifications and requirements for the OEM Product as set forth in Exhibit A hereto, Baasel may request that CardioGenesis and Baasel execute an amendment of Exhibit B hereto to reflect a commercially reasonable adjustment of the payments to be made by CardioGenesis for such research and development work, to account for such changes. CardioGenesis will consider such request in good faith. If the parties reach agreement on such adjustment of payments, they will reflect such agreement in a mutually-signed amendment to Exhibit B hereto. If the parties do not reach agreement in writing on such adjustment of payments, [ ** ]

                      (iv) Materially Increased Actual Cost of Development Efforts. If, in the course of performing the Development Efforts, the actual amount expended by Baasel to complete the Development Efforts, as set forth in Exhibit B hereto, exceeds [ ** ], then the parties will negotiate in good faith for a commercially reasonable increase in such total of payments. If the parties reach agreement on such increased amount, they will so reflect it in a written amendment to Exhibit B hereto. If the parties do not reach such agreement, then either party may immediately terminate this Agreement by written notice to the other.

               (c) Payment by CardioGenesis To Baasel For the Development Efforts. The amount to be paid by CardioGenesis to Baasel for Baasel's work in the Development Efforts from and after the Effective Date, if the relevant Phase has been successfully completed by meeting the technical specifications set forth on Exhibit B hereto upon for such Phase, is set forth for such Phase on Exhibit B hereto; provided, however, that payment by CardioGenesis for the [ ** ] units of commercial production OEM Product to be ordered by CardioGenesis in its Initial Order (as provided and defined in Section 5(b) hereof) will be paid for as provided in Section 5(b) hereof, is not included in such payment for the Development Efforts. CardioGenesis will pay to Baasel the relevant amount required under Exhibit B within forty-five (45) days after the date of delivery by Baasel to CardioGenesis of the deliverable under Exhibit B to which such payment relates. The payment by CardioGenesis to Baasel of the relevant payment for each Phase as provided herein will be the entire payment of CardioGenesis to Baasel for the Development Efforts. Baasel acknowledges receipt of a total of [ ** ] in cash from CardioGenesis prior to the Effective Date for Development Efforts undertaken by Baasel at CardioGenesis' request prior to the Effective Date. Such advance payment will be credited against any amount due from CardioGenesis to Baasel at the completion of Phase 4 or as a result of and following any termination of this Agreement by CardioGenesis prior to completion of the Development Efforts.

               (d) Expenses; Project Manager and Project Engineer.. The parties will pay their own respective expenses in performance of their obligations hereunder, provided that the reasonable travel and lodging expenses of Baasel personnel in connection with the review provided for in Section 1(f) hereof will be paid by CardioGenesis, and provided that CardioGenesis will pay or will at Baasel's written request accompanied by an invoice therefor in reasonable detail, reimburse Baasel for, over the course of the Development Efforts:

                      (i) Project Manager. A total of up to [ ** ], for the aggregate amount of Baasel's costs, including consulting fees and reasonable travel and lodging and other customary incidental costs, while working on the Development Efforts, of a Project Manager who will be a consultant acceptable to

CardioGenesis, which acceptance will not be unreasonably withheld or delayed, and who will be supplied by Baasel for the Development Efforts, provided that the parties will discuss and negotiate in good faith, and will reflect any agreement between them in writing as an amendment to this Agreement, as to any increases in the amount provided above for the Project Manager if, in the good faith judgment of Baasel, such amount needs to be increased to assist the Development Efforts; and

                      (ii) Project Engineer. Up to a total of [ ** ] for the salary and Baasel's customary general and administrative overhead costs related thereto, and reasonable travel and lodging and other customary incidental costs, but no other costs or charges, while working on the Development Efforts, of a Project Engineer who will be supplied by Baasel for the Development Efforts. Such amount will be paid in [ ** ] installments of [ ** ] each, one of which will be paid to Baasel at the same time as the payment for the Development Efforts that is due to be paid under Exhibit B hereto next after the Effective Date, and the second of which will be paid to Baasel at the same time as the next succeeding payment for the Development Efforts that is due to be paid under Exhibit B hereto.

                      At CardioGenesis' reasonable and good faith request, Baasel will supply, or will cause the Project Manager and/or the Project Engineer to supply, to CardioGenesis customary receipts and records of such travel and lodging costs appropriate for CardioGenesis' accounting and income tax supporting documentation purposes.

               (e) Certain Reimbursement by CardioGenesis to Baasel. Pursuant to the Schedule, the starting and scheduled final points of the Phases will overlap each other. In consideration of Baasel ordering long-lead items for use in such Phases and of the overlapping of such Phases, upon any such early termination by either party, CardioGenesis will reimburse Baasel all reasonable expenses, including, but not limited to development, material and labor costs (at Baasel's then current hourly rates for development engineers) through such termination, and for all penalties and amounts required to be paid by Baasel under agreements by Baasel with third parties which Baasel cannot cancel without such penalty or payment applying. Baasel will use its diligent efforts to effect such required cancellations without penalty.

               (f) Cooperation. The parties will cooperate in good faith to attempt to allow the completion of the Development Efforts according to the Schedule, and to allow Baasel to meet each Phase fully. In connection therewith, the parties will cooperate with each other, each at their own respective expense, provided that the costs required of Baasel for any such action are in reasonable relation to the amount of work that has been then undertaken by Baasel in the Development Efforts, with respect to all commercially reasonable requests made in good faith by one party to the other concerning documentation, and execution and delivery by the other party of documents and instruments to obtain, preserve and protect the proprietary rights of the requesting party, including, without limitation, actions in connection with patent, trademark, copyright and mask work registration and prosecution. The primary liaison person for Baasel initially will be Dr. Werner Falkenstein. The primary liaison person for CardioGenesis initially will be Dr. Kenneth Aron. The parties will promptly notify each other in writing of any change during the term of this Agreement in such primary liaison personnel designations. Members of the Baasel technical team that are designated by CardioGenesis in writing to Baasel will meet with CardioGenesis' technical staff at CardioGenesis' corporate headquarters to perform the second design review of the OEM Product, at times mutually convenient for the parties.

               (g) New Developments by Baasel. During the term of this Agreement, Baasel will:

                      (i) Awareness of New Developments. Keep CardioGenesis apprised of new developments in Baasel products or technologies which have potential application to the OEM Product, which disclosures will be subject to the confidentiality provisions of Section 11 hereof, and

                      (ii) Availability of New Developments to CardioGenesis. Make available such new developments for incorporation into the OEM Product, subject to written agreement between CardioGenesis and Baasel as to such incorporation into the OEM Product, and to commercially appropriate adjustments, if any, in the purchase price for the OEM Product to CardioGenesis as the parties may agree in writing by an amendment to Exhibit C attached hereto. All such developments will remain the sole property of Baasel, and Baasel will not be limited in the worldwide use of such developments, subject to such rights as Baasel may grant in writing to CardioGenesis.

               (h) Functional, Prototype and Pilot Units. Baasel will provide to CardioGenesis the following [ ** ] units, each having the respective specifications set forth for such relevant unit in Exhibit B hereto:

                      (i) Functional Units. [ ** ] functional pre-production units of the OEM Product, with such housing as Baasel deems appropriate, [ ** ] of which units will be shipped by Baasel to CardioGenesis Ex Works, as defined in Incoterms 1990 ("Ex Works"), Starnberg, Germany, on or before March 12, 1997, or as soon thereafter as possible if shipment cannot be made on March 12, 1997 due to carrier unavailability (Baasel will notify CardioGenesis in writing promptly of any such unavailability, and of the revised expected shipment date), and [ ** ] of which units will remain with Baasel in Germany; and

                      (ii) Prototype Units. [ ** ] prototype pre-production units of the OEM Product, [ ** ] of which units will have Baasel Model BLM 1000 housings, will be shipped by Baasel on or before May 15, 1997 Ex Works Starnberg, Germany, to CardioGenesis, and [ ** ] of which units, with the OEM Product housing, will remain with Baasel in Germany; and

                      (iii) Pilot Units. [ ** ] pilot production units of the OEM Product, each of which will have the OEM Product housing, will be shipped by Baasel Ex Works Starnberg, Germany, to CardioGenesis as follows: [ ** ] units, without the CE Mark marking, will be shipped on or before August 4, 1997, and [ ** ] additional units, each with the CE Mark marking applied, will be shipped on or before August 18, 1997.

               Functional and prototype units may differ from the final commercial production version of the OEM Product in appearance and assembly, but will be representative of such final commercial production version of the OEM Product in fit and function, and will have the general characteristics for such functional and prototype units as are set forth in Exhibit B hereto or as otherwise agreed in writing by the parties.

               The full payment by CardioGenesis to Baasel for all functional, prototype and pilot units is included within the relevant payments made prior to and after the Effective Date by CardioGenesis for the Development Efforts, and CardioGenesis will not be liable for any other payment or charge for any such functional prototype or pilot units.

               (i) Modification of OEM Product. As required under regulations of the FDA or under other applicable U.S. and international regulatory standards and requirements, no engineering modifications will be initiated or implemented by Baasel to the OEM Product without prior approval in writing by CardioGenesis, provided that nothing herein will limit or prevent Baasel from initiating and implementing such changes as Baasel desires to Baasel's products apart from the OEM Product.

               (j) Limitations on Baasel. In view of the investment by CardioGenesis in development of the OEM Product, during the term of this Agreement and for a period of one (1) year thereafter, Baasel will not make a laser, or any major subassembly of a laser, that has been specifically designed according to CardioGenesis' requirements for the CardioGenesis Use or in any other way substantially similar, in the good faith and commercially reasonable judgment of CardioGenesis, to the OEM Product, for supply to another party for uses competitive with the CardioGenesis Use, and any such manufacture or supply by Baasel after such one-year period will in any event be subject to the provisions of this Agreement with respect to proprietary rights ownership by the parties as provided in Section 2 hereof and to the parties' obligations of confidentiality as provided in Section 11 hereof.

        2.     PROPRIETARY RIGHTS OWNERSHIP.

               (a) Baasel Ownership. All Baasel Proprietary Information will belong to Baasel, subject to the licenses granted herein to CardioGenesis. For purposes of this Agreement, "Baasel Proprietary Information" means all proprietary and confidential information and intellectual property rights of Baasel related to and used for its laser products, including without limitation Baasel Software and Updates as defined in Section 3(b)(ii) hereof, and all intellectual property rights however arising, whether under trademark, trade name, copyright, maskwork, patent or trade secret, and whether under statute or common law, and whether applied for, pending or issued by any relevant governmental authority, and whether belonging wholly to Baasel or whether subject to license or other grant of rights either by Baasel as licensor or as licensee, and as otherwise specifically set forth on Exhibit D hereto, but not including any CardioGenesis Proprietary Information.

               (b) CardioGenesis Ownership. All CardioGenesis Proprietary Information and all OEM Product Improvements (each as hereinafter defined) will belong to CardioGenesis, subject to the licenses granted herein to Baasel. For purposes of this Agreement (i) "CardioGenesis Proprietary Information" is defined as all proprietary and confidential information and intellectual property rights, however arising, whether under trademark, trade name, copyright, maskwork, patent or trade secret, and whether under statute or common law, and whether applied for, pending or issued by any relevant governmental authority, and whether belonging wholly to CardioGenesis or whether subject to license or other grant of rights either by CardioGenesis as licensor or as licensee, and as otherwise specifically set forth on Exhibit D hereto, but not including any Baasel Proprietary Information, in each case as related to and used for the creation of OEM Product Improvements, and (ii) "OEM Product Improvements" is defined as all modifications to Baasel's preexisting laser products, as such laser products existed prior the commencement by Baasel of the Development Efforts, including such work prior to and through the Effective Date, and that may be undertaken during the term of this Agreement, as part of the Development Efforts, in connection with allowing the production of the OEM Product by Baasel with the specifications as may be agreed by Baasel in writing pursuant to this Agreement that are desired and proposed by CardioGenesis (alone, as opposed to such specifications as result from the desires or requests of other customers of Baasel and which are, to the extent lawfully permitted to Baasel, and with CardioGenesis' written consent in defining the OEM Product specifications from time to time, included within the OEM Product), and includes, without limitation, user manuals, service manuals, and documents relating to software and hardware design modification and all proprietary information and intellectual property as so developed.

               (c) Cooperation. The parties will cooperate with each other, each at their own expense, with respect to all commercially reasonable requests made in good faith by one party to the other concerning documentation, and execution and delivery by the other party of documents and instruments to obtain, preserve and protect the proprietary rights of the requesting party, including, without limitation, actions in connection with patent, trademark, copyright and mask work registration and prosecution.

        3.     LICENSES BY CARDIOGENESIS AND BAASEL.

               (a) Development and Manufacturing License From CardioGenesis to Baasel. CardioGenesis hereby grants to Baasel a nonexclusive, nontransferable, royalty-free license during the term of this Agreement, and with respect to Baasel's work on the Development Efforts prior to the Effective Date, revocable only for the failure of Baasel to perform its obligations under this Agreement, to use CardioGenesis Proprietary Information (as defined in Section 2(b) hereof) solely as necessary (i) with respect to work completed under the Development Efforts by collaboration between CardioGenesis and Baasel, in order to attempt to develop the OEM Product, and (ii) to undertake and complete further development work on the OEM Product under the Development Efforts as is deemed necessary by the parties hereto after the Effective Date, and (iii) to manufacture and supply OEM Products and Parts to CardioGenesis pursuant to this Agreement.

               (b) License From Baasel to CardioGenesis For Certain Use of Baasel Proprietary Information. The parties intend that all software of Baasel that is necessary for the operation of the OEM Product, as such software may be modified during the Development Efforts, will be embedded in the OEM Product, in an electrically erasable programmable read-only memory integrated circuit (EEPROM) or similar device. Therefore:

                      (i) General Grant of License. Baasel hereby grants to CardioGenesis the following licenses, in each case including all rights necessary in connection with the use by CardioGenesis, the customers of CardioGenesis, and third-party licensees permitted under this Agreement, to Baasel Software and Updates, as defined below:

                             (A) Royalty-Free License. An exclusive,
royalty-free worldwide license in perpetuity, revocable only for the failure of CardioGenesis to perform its obligations under this Agreement, with respect to such Baasel Proprietary Information (as defined in Section 2(a) hereof) as is necessary for the sale by CardioGenesis of OEM Products and Parts as incorporated into CardioGenesis Products or on a stand-alone basis, including in such license the right to use such Baasel Proprietary Information as is necessary for training with respect to and maintenance of the OEM Product;

                             (B) Royalty-Bearing License. An exclusive,
worldwide license in perpetuity, revocable only for the failure of CardioGenesis to perform its obligations under this Agreement, bearing the royalties set forth in Section 10(b) hereof, with the right to sublicense to third party manufacturers, for the manufacture and sale by CardioGenesis and/or by such third parties, of OEM Products and/or Parts, including training with respect to and maintenance of the OEM Products only while the Manufacturing License is in use by CardioGenesis pursuant to the terms of Section 10(b) of this Agreement.

                      (ii) Software License From Baasel.

                             (A) License Grant. Subject to the terms and
conditions of this Agreement and limited to the CardioGenesis Use, Baasel hereby grants CardioGenesis a nonexclusive, royalty-free worldwide license revocable only for the failure of CardioGenesis to perform its obligations under this Agreement (the "Baasel Software License") to:

                                    (1) During the term of this Agreement, use
the proprietary software of Baasel ("Baasel Software") and error corrections, updates, enhancements and/or other changes to Baasel Software (collectively, the "Updates"), in each case as embedded in the OEM Product and/or in Parts, in conjunction with the use of OEM Products, for CardioGenesis' internal purposes only, in connection with CardioGenesis' distribution, demonstration, marketing and support of the CardioGenesis Products, and of the OEM Products and Parts as permitted by this Agreement;

                                    (2) During the term of this Agreement, grant
to end-users of OEM Products and Parts, a nonexclusive nontransferable sublicense to use Baasel Software as embedded in, and in conjunction with the use of, OEM Products and Parts, which sublicense will survive the termination or expiration of this Agreement; and

                                    (3) Copy and distribute the Updates to
end-users of OEM Products and Parts as embedded therein.

                             (B) Updates. Baasel will provide to CardioGenesis a
master copy of Updates upon CardioGenesis' written request, and CardioGenesis will pay such payment for such master copy production [ ** ]. CardioGenesis may reproduce copies from the master copy solely for the purpose of distribution to end-users of CardioGenesis Products and/or OEM Products and/or Parts, to be used as embedded therein.

                             (C) User Licensing. CardioGenesis will take all
commercially reasonable steps to protect Baasel's proprietary rights in Baasel Software and Updates. If CardioGenesis licenses, under a separate software license to its customers, any rights to CardioGenesis software in connection with, and/or as embedded in, OEM Products and Parts, such license by CardioGenesis will be prepared so as to apply to and equally protect Baasel Software and Updates. If such separate license is used, then in the United States and in the other jurisdictions where an enforceable copyright covering Baasel Software and Updates exists, such license agreement may be a written agreement signed by the customer or a written agreement in the package containing Baasel Software and Updates or the user documentation for Baasel Software and Updates that is fully visible to the customer and that the customer accepts by opening the package, but in all other jurisdictions such agreement must be a written agreement signed by the customer.

                             (D) Restrictions. Except as set forth in this
Agreement or as may be permitted in writing by Baasel, CardioGenesis will not provide or otherwise make available Baasel Software or Updates or any part or copies thereof to any third party nor use Baasel Software or Updates for any purposes not specifically set forth in this Agreement. CardioGenesis will take appropriate action by instruction to or written agreement with its employees who are permitted access to Baasel Software or Updates to fulfill such obligations of CardioGenesis. CardioGenesis will use its commercially reasonable efforts to prevent any violation of Baasel's or Baasel's licensors' or suppliers' copyright in Baasel Software or Updates. Except as such source code or other confidential information may be used under the Manufacturing License in accordance with the terms of Section 10(b) of this Agreement, CardioGenesis will not, and the terms and conditions of sale or other transfer by CardioGenesis and of any third party sellers permitted under this Agreement, will prohibit, reverse assembly, decompiling or otherwise attempting to derive source code or other confidential information from Baasel Software or Updates.

               (c) Trademark License From CardioGenesis to Baasel. CardioGenesis grants to Baasel a nonexclusive, royalty-free, worldwide license during the term of this Agreement, revocable only for the failure of Baasel to perform its obligations under this Agreement, to use CardioGenesis' trademarks, including without limitation those trademark and names which CardioGenesis may choose to claim as trademark as listed in Exhibit E attached hereto, to the extent necessary for Baasel to perform Baasel's obligations under this Agreement. Baasel may apply CardioGenesis' trademarks only to OEM Products and Parts, instruction manuals for OEM Products and Parts, cartons for OEM Products and Parts and other relevant documents and packaging sold by Baasel to CardioGenesis under the terms of this Agreement or otherwise as authorized in writing by CardioGenesis from time to time. CardioGenesis may, at CardioGenesis' election, but only for the CardioGenesis Use, market the OEM Products and/or Parts, as incorporated in CardioGenesis Products, or on a stand-alone basis, under CardioGenesis' own name and trademarks.

               (d) Noncompeting Use License by CardioGenesis to Baasel. CardioGenesis hereby grants to Baasel a nonexclusive, royalty-free worldwide license in perpetuity, revocable only for the failure of Baasel to perform its obligations under this Agreement, to use solely such CardioGenesis Proprietary Information, as defined in Section 2(b) hereof, as is necessary in order for Baasel to develop and manufacture and sell, for Baasel's own account or for others, laser products for uses other than the CardioGenesis Use, provided that no CardioGenesis Proprietary Information, whether included in the OEM Product Improvements or not, will be disclosed to any third party without the prior written consent of CardioGenesis or unless such third party is bound, prior to such disclosure to such party, by a customary nondisclosure agreement in favor of CardioGenesis, with respect to such CardioGenesis Proprietary Information, the form of which nondisclosure agreement has been approved by CardioGenesis, whose approval will not be unreasonably withheld. Baasel will not, and will not grant to third parties any right to, reverse assemble, decompile or otherwise attempt to derive source code or other Confidential Information from the CardioGenesis Proprietary Information.

               (e) No Other License Rights. Other than the specific license rights granted herein by the parties to each other, neither party will have any express or implied license or other rights to any confidential or proprietary rights of the other. This Agreement grants neither party any rights to use the other party's trademarks, trade names or service marks other than those rights which are explicitly granted in this Agreement. Neither party will, nor will attempt to, acquire the other's names, marks, logos, symbols, or the like, or any that are confusingly similar thereto.

        4.     MANUFACTURE AND SUPPLY OF OEM PRODUCTS AND PARTS BY BAASEL.

               (a) Manufacture and Supply of OEM Products by Baasel. Pursuant to the terms hereof and following the completion of Phase 4 (or following the completion of Phase 3 if the parties so agree in writing), Baasel will manufacture and supply OEM Products to CardioGenesis, on an original equipment manufacturer (OEM) basis. [ ** ]. In addition, if pursuant to Section 1(c) hereof, CardioGenesis agrees in writing to any proposed engineering modification to the OEM Product, CardioGenesis will have the opportunity, in its discretion, to obtain an appropriate end-of-product-life purchase from Baasel of affected OEM Products in unmodified form, for use in CardioGenesis Products, at the purchase price in effect for such OEM Products immediately before such agreement in writing by CardioGenesis. Baasel will not manufacture the OEM Product for, nor will it sell the OEM Product to, any third party without the express prior written consent of CardioGenesis.

               (b) Supply Of Parts by Baasel. During the term hereof, and, if CardioGenesis declines to use the Manufacturing License provided for in Section 10(b) hereof, then also for a [ ** ] period after Baasel discontinues the manufacture of the OEM Products, Baasel will sell the replacement parts listed in Exhibit F attached hereto (the "Parts") for OEM Products purchased by CardioGenesis, to CardioGenesis, or, at CardioGenesis' written request to Baasel, to such customers of CardioGenesis as are specified in such request. During any use by CardioGenesis of the Manufacturing License hereunder, and at CardioGenesis' written request, Baasel will furnish vendor and part number information for commercially available Parts and for all other spare parts for OEM Products that have been purchased by CardioGenesis and by CardioGenesis' customers.

               (c) Notices. CardioGenesis will have the right, subject to the remainder of this Section 4(c), to remove Baasel's trademarks, trade names, and other Baasel identification appearing on such OEM Products, and all Baasel warranty cards and other Baasel documentation accompanying same before resale of such OEM Product, provided that (i) CardioGenesis will consult with Baasel in good faith as to any such removal, and (ii) CardioGenesis will only effect such removal to the extent permitted by law, and (iii) commercially reasonable and/or legally required proprietary notices incorporated in, marked on, or affixed to the OEM Products and Parts by Baasel will not be removed or obliterated by CardioGenesis without Baasel's prior written consent, and (iv) CardioGenesis will affix such other commercially reasonable proprietary notices to the OEM Products and Parts on Baasel's behalf, at CardioGenesis' expense, as Baasel reasonably requests.

               (d) Discontinued or Obsolete OEM Products. If Baasel intends to discontinue the manufacture or sale of, or otherwise render or treat as obsolete, the OEM Product, Baasel will give at least one (1) year's prior written notice thereof to CardioGenesis (a "Baasel Discontinue/Obsolete Notice").

               (e) Manufacturing Standards For OEM Products and Parts.

                      (i) OEM Products and Parts For Sale and/or Distribution Outside the United States. All OEM Products and Parts ordered by CardioGenesis hereunder for sale and/or distribution outside the United States will be manufactured and assembled by Baasel, in accordance with applicable regulations and standards for such manufacturing. OEM Products and Parts manufactured outside of the United States may, subject to specific written agreement by the parties, be drop-shipped to CardioGenesis' customer by Baasel at CardioGenesis' expenses and will be subject to quality assurance procedures established in writing by CardioGenesis on the basis of applicable standards (ISO 9000 and MDDE) which written procedures have been delivered to and approved by Baasel, whose approval will not be unreasonably withheld or delayed.

                      (ii) OEM Products and Parts For Sale and/or Distribution Within the United States. All OEM Products and Parts ordered by CardioGenesis hereunder for sale and/or distribution in the United States will be manufactured by Baasel or by such subcontractor(s) as may be approved by Baasel and CardioGenesis in writing in advance (which approval will not unreasonably be withheld or delayed), to such level of, and under such conditions of, manufacturing as Baasel and CardioGenesis will agree in writing, [ ** ]. CardioGenesis will, at its own expense, either itself, through a regulatory-qualified subcontract manufacturer acceptable to Baasel, whose acceptance will not be unreasonably withheld or delayed, complete the manufacture of such OEM Product and/or Part as is required, under applicable U.S. government standards, including applicable regulations of the FDA and of all other applicable U.S. agencies, governing manufacturing thereof for such sale within the United States.

               (f) Regulatory Approval. Each of CardioGenesis and Baasel will be responsible at its own expense for obtaining and maintaining during the term of this Agreement, and after the term of this Agreement to the extent required by law as to OEM Products and Parts manufactured or sold as provided in this Agreement, all regulatory approvals required, whether U.S. or international, in order for the obtaining party to use and/or sell or otherwise distribute, in the case of CardioGenesis, the OEM Product and Parts, and in the case of Baasel, any products referred to in Section 3(d) hereof, including without limitation CE mark approval. Each party will render to the other party such commercially reasonable assistance and cooperation, at the expense of the rendering party, as the requesting party reasonably and in good faith, requests in connection with the obtaining and maintenance of such approvals. The parties will as promptly as possible inform each other in writing with respect to, and will furnish the other with a copy of, all such approvals related to OEM Products and Parts, or by Baasel as to products referred to in Section 3(d) hereof, obtained by the notifying party during the term of this Agreement. CardioGenesis will, to the extent lawfully permitted, promptly supply to Baasel all CardioGenesis clinical trials data and other relevant similar information of CardioGenesis requested by Baasel in writing in good faith in connection with Baasel's performance of Baasel's obligations hereunder with respect to regulatory compliance including obtaining and maintaining CE Mark approval. Baasel assumes no responsibility for any clinical trials of CardioGenesis, nor for the validity, acceptance and conformity of any clinical trials data to be provided by CardioGenesis to Baasel or to any third party for purposes of any regulatory approval, or for the effect upon obtaining and maintaining any such approval, including CE Mark approval, caused by any delay in obtaining or furnishing, or by the content of, any such clinical trials data.

        5.     ORDER AND ACCEPTANCE.

               (a)    General.

                      (i) Form of Purchase Orders. All orders for OEM Products and Parts submitted by CardioGenesis during the term hereof will be subject to the terms and conditions of this Agreement, except as otherwise agreed to in a writing signed by both parties, and will be initiated by written purchase orders, on CardioGenesis' then-standard form of purchase order, sent by CardioGenesis to Baasel. Orders may initially be placed by CardioGenesis by facsimile provided that CardioGenesis will deliver a confirming written copy of such purchase order to Baasel within ten (10) days after such facsimile order is sent by CardioGenesis. In the event of a conflict between the terms of any CardioGenesis purchase order or Baasel acknowledgment and the terms of this Agreement, the terms of this Agreement will control.

                      (ii) Acceptance or Rejection of Orders By Baasel. No purchase order placed by CardioGenesis will be binding upon Baasel until accepted by Baasel in writing, which may be by facsimile with original to follow by air mail to CardioGenesis, and Baasel will have no liability to CardioGenesis with respect to purchase orders, or portions thereof, that are not so accepted. Baasel will notify CardioGenesis promptly of the acceptance or rejection by Baasel of a CardioGenesis purchase order, or portion thereof, and of the agreed assigned delivery date for accepted orders. Baasel will be deemed to have accepted a CardioGenesis purchase order, or any portion thereof, to which Baasel has not objected to CardioGenesis in writing (i) no later than fifteen (15) business days (a "business day" being defined for purposes of this Agreement as a day when Baasel's headquarters offices in Germany are open for business at the normal level of Baasel's operations) after the date of such CardioGenesis purchase order, if sent first by CardioGenesis by facsimile or
(ii) no later than twenty (20) business days after the date of such CardioGenesis purchase order, if such purchase order is first sent by CardioGenesis by airmail or courier.

                      (iii) Partial Shipments; Delivery Dates. Partial shipments will be allowed only to the extent agreed in writing by CardioGenesis before such partial shipment is shipped. Baasel will use its best efforts to deliver OEM Products and Parts at the times specified in its written acceptance of CardioGenesis' purchase orders. CardioGenesis will inform Baasel at the beginning of each calendar quarter in writing of the detailed delivery dates of all OEM Products under that portion of Rolling Purchase Orders (as hereinafter defined) that have become binding, as further provided in this Section 5, and that are, according to CardioGenesis' records, to be shipped by Baasel in the consecutive calendar quarter.

                      (iv) Orders of Less Than [ ** ] Units. CardioGenesis will use its commercially reasonable efforts, but will not be obligated, to (A) order at least [ ** ] units of OEM Product as to any Rolling Purchase Order (as hereinafter defined) as initially placed by CardioGenesis, and (B) not reduce below [ ** ] the total number of OEM Products in any Rolling Purchase Order after it is initially placed. CardioGenesis will give Baasel as much notice in writing in advance as is commercially reasonable with respect to any Rolling Purchase Order which CardioGenesis anticipates placing of less than [ ** ] units, and as to any such anticipated reduction.

               (b) Initial Order. CardioGenesis has, on the Effective Date, placed a written binding purchase order with Baasel (the "Initial Order") for [ ** ] units of commercial production-level OEM Products for delivery in 1997, which order is accepted by Baasel's countersignature hereof. Such ordered units are apart from, and additional to, the total of [ ** ] functional, prototype and pilot units, together, ordered by CardioGenesis under Section 1(h) hereof. Payment for the OEM Products ordered by the Initial Order will be made as specified in Section 6(f) hereof.

               (c) Rolling Purchase Orders.

                      (i) General. CardioGenesis will deliver to Baasel a written purchase order on CardioGenesis' standard form of purchase order (the "Rolling Purchase Order") [ ** ], for OEM Products and, as applicable, Parts. Each such Rolling Purchase Order (i) will be for the [ ** ] period commencing [** ] after the date on which the order is delivered to Baasel, and (ii) will be a [ ** ]

[ ** ], and (iii) will set forth the desired delivery dates, subject to the provisions of Section 5(c)(viii) hereof with respect to rescheduling, by calendar date, or grouped by calendar week, for those units of OEM Product for which delivery is requested by CardioGenesis during such [ ** ] period. One such Rolling Purchase Order for such [ ** ] will be delivered to Baasel no later than [ ** ] of such year, beginning with [ ** ], and the other such Rolling Purchase Order for such [ ** ] will be delivered to Baasel no later than [ ** ] of such year, beginning with [ ** ].

                      (ii) Rolling Purchase Order For Deliveries During The Period From [ ** ] Through [ ** ]. No later than [ ** ], CardioGenesis will deliver to Baasel a Rolling Purchase Order for OEM Products, and Parts as applicable, with delivery dates requested during the period from and including [ ** ] through and including [ ** ] (the "[ ** ] Purchase Order"). [ ** ]

                      (iii) Rolling Purchase Order For Deliveries During The Period From [ ** ] Through [ ** ]. No later than [ ** ], CardioGenesis will deliver to Baasel a Rolling Purchase Order for OEM Products, and Parts as applicable, with delivery dates requested during the period from and including [ ** ] through and including [ ** ] (the "[ ** ] Purchase Order"). [ ** ]

                      (iv) Rolling Purchase Order For Deliveries During The Period From [ ** ] Through [ ** ]. No later than [ ** ], CardioGenesis will deliver to Baasel a Rolling Purchase Order for OEM Products, and Parts as applicable, with delivery dates requested during the period from and including [ ** ] through and including [ ** ] (the "[ ** ] Purchase Order"). [ ** ]

[ ** ]

                      (v) Rolling Purchase Order For Deliveries During Periods After [ ** ]. If the parties have agreed on unit pricing for OEM Products to be sold by Baasel to CardioGenesis hereunder for delivery after [ ** ], and after [ ** ] of the relevant then-current year thereafter, or if such pricing has been set by application of Section 6(c)(iv) hereof, then thereafter, on a rolling calendar year basis, CardioGenesis will place Rolling Purchase Orders for OEM Products and/or Parts, in the manner provided herein, which [ ** ].

                      (vi) Increase in Number of Units Ordered. Additional quantities up to and including [ ** ] of the quantity of OEM Products and/or Parts originally set forth in any Rolling Purchase Order may be ordered by CardioGenesis no later than [ ** ] prior to the relevant scheduled shipment dates for such original quantity; additional quantities greater than [ ** ] and through [ ** ] of the previous order quantities may be ordered by CardioGenesis no later than [ ** ] prior to the relevant scheduled shipment dates; and additional quantities greater than [ ** ] of such previous order (i.e., more than [ ** ]) may be ordered by CardioGenesis no later than [ ** ] prior to the relevant scheduled shipment dates.

                      (vii) Delay of Shipments Upon CardioGenesis' Request. CardioGenesis may by written notice to Baasel delivered at least [ ** ] prior to Baasel's scheduled shipment date therefor, delay the shipment of not more than [ ** ] of the portion of any Rolling Purchase Order which has [ ** ] by the application of Section 5(c)(i) hereof, by up to [ ** ] after the originally scheduled delivery. Any further delay of delivery beyond such [ ** ] period that may be requested by CardioGenesis will be in writing and will be deemed as shipment of such delayed portion by Baasel to CardioGenesis, and CardioGenesis will, in addition to paying the relevant purchase price for the OEM Products and/or Parts, if so requested by Baasel in writing pay to Baasel, or for the account of Baasel, commercially reasonable storage and handling fees for the portion so delayed until shipped on the delayed date requested by CardioGenesis.

        6.     PRICING AND PAYMENT.

               (a) General Pricing Conditions. All pricing of OEM Products and Parts from Baasel to CardioGenesis will be commercially reasonable prices. Upon the purchase by CardioGenesis of OEM Products and/or Parts from Baasel during the term hereof while CardioGenesis is not using the Manufacturing License as provided in Section 10(b) hereof, CardioGenesis may sell or otherwise distribute, on a worldwide, exclusive basis, OEM Products and/or Parts either as incorporated into CardioGenesis Products, or on a stand-alone basis to third parties, for no fee or royalty or other amount additional to the purchase price therefor charged by Baasel to CardioGenesis pursuant to this Agreement.

               (b) Exchange Rate; Exchange Range. All OEM Product and Parts pricing will be in United States dollars unless the parties otherwise agree in writing. Prices for deliveries scheduled during the [ ** ] of a given Rolling Purchase Order will be based on an exchange rate of United States dollars ($) to German deutschemarks (DM) (the "Exchange Rate"), determined as provided in this
Section 6(b), at the date upon which Baasel receives the Rolling Purchase Order to which such [ ** ] relates. The initial Exchange Rate will be [ ** ]. At the time each Rolling Purchase Order is placed, commencing with the [ ** ]Purchase Order to be placed by CardioGenesis by [ ** ], the following will apply to prices for the [ ** ] of such Rolling Purchase Order:

                      (i) [ ** ]

                      (ii) [ ** ]

                      (iii) [ ** ]

[ ** ]

        Baasel will promptly notify CardioGenesis in writing, by facsimile, of any such change in the Exchange Rate and the Exchange Range, setting forth in such notice the new Exchange Rate and new Exchange Range and the effective date thereof, and referring in reasonable detail to the binding portion of the relevant Rolling Purchase Order to which such new Exchange Rate and new Exchange Range will apply.

               (c) OEM Product Prices From Baasel to CardioGenesis.

                      (i) General. Baasel's prices to CardioGenesis for OEM Products will be Ex `Works as set forth in Exhibit C hereto, as such Exhibit C may be amended after the Effective Date by mutual execution of the parties of an updated version thereof. OEM Product prices as set forth on Exhibit C do not include the costs or charges of any installation, service, repair or training for OEM Products.

                      (ii) Two-Tier Pricing. The parties intend, as is reflected in the prices set forth in Exhibit C, that the pricing to CardioGenesis for OEM Products sold by Baasel to CardioGenesis pursuant to this Agreement will be based upon a two-tier structure contemplating completion of (A) a commercially-salable top-level OEM Product (the "Full-Feature Product") expected to be in production in September, 1997, and having the specifications set forth in Exhibit A hereto, and the initial pricing as set forth in Exhibit C hereto, and (B) a commercially-salable cost-reduced OEM Product (the "Cost-Reduced Product"), expected to be in production in January, 1998, with specifications to be agreed in writing by CardioGenesis and Baasel prior to January 31, 1998, which agreed specifications will be attached as an amendment to Exhibit A hereto.

                      (iii) Quantity Discounts; Calculation of Unit Prices. The prices for OEM Products sold by Baasel to CardioGenesis hereunder will be based upon a decreasing price for greater numbers of units ordered in a given Rolling Purchase Order, with certain agreed pricing level division points, as is reflected in Exhibit C as attached hereto at the Effective Date. In determining the relevant price for units of OEM Product based upon the quantity ordered in a given Rolling Purchase Order, the calculation will be made separately in the Rolling Purchase Order for Full-Feature Products and Cost-Reduced Products according to the respective number of each type of unit in the relevant Rolling Purchase Order.

                      (iv) Pricing of Cost-Reduced Product. Baasel will use its commercially diligent efforts to achieve a price to CardioGenesis for the Cost-Reduced Product of [ ** ] or less, and such figure is reflected in Exhibit C hereto as the price by Baasel to CardioGenesis for over [ ** ] units of Cost-Reduced Product scheduled for delivery in 1998. [ ** ]

[ ** ] The parties also will discuss in good faith, and will use their commercially reasonable efforts to agree upon in writing, as an amended Exhibit C, the prices from Baasel to CardioGenesis for quantities of Cost-Reduced Product of [ ** ] units, [ ** ] through [ ** ] units, and [ ** ] through [ ** ], provided that Baasel will be under no obligation to accept orders from CardioGenesis for less than [ ** ] units of Cost-Reduced Product until pricing for quantities less than [ ** ] units has been so agreed by the parties in writing.

                      (iii) OEM Product Prices For Deliveries Scheduled in 1997 and 1998. The OEM Product unit prices from Baasel to CardioGenesis for deliveries under the binding portion of a Rolling Purchase Order for delivery in 1997 and 1998 are set forth in Exhibit C hereto as attached at the Effective Date, subject to possible adjustment as further provided in this Agreement.

                      (iv) Pricing For Calendar Years 1999 And Beyond. Prices for OEM Products scheduled for delivery after December 31, 1998 will reflect the quantity discount concept, according to the number of units ordered, and using the quantity levels, reflected in the OEM Product prices for deliveries in 1997 and 1998 as set forth in Exhibit C hereof as attached on the Effective Date. If the parties have not agreed in writing, as an amendment hereto, prior to June 30 of the then current calendar year (commencing with June 30, 1998 as to calendar
1999), as to prices from Baasel to CardioGenesis for OEM Products for deliveries scheduled in the next calendar year under the binding portion of the Rolling Purchase Order for such next calendar year, then the pricing from Baasel to CardioGenesis for OEM Products for deliveries scheduled in such next calendar year will be the pricing for OEM Products for deliveries scheduled in the then-current calendar year with such adjustment thereto as results from the application to such relevant current-year prices of the applicable factor provided by the German federal statistical authorities and known in German as the "Preisgleitklausel," rounded downward to the nearest whole dollar.

               (d) Parts Pricing. Baasel will sell Parts to CardioGenesis on a most-favored customer basis, regardless of quantity ordered by CardioGenesis, for Parts which are not unique to the OEM Product, and will charge CardioGenesis a price for any such unique Parts as bear a commercially reasonable proportional relation to such most-favored customer price for the non-unique Part nearest in form and functionality to such unique Part. The initial prices for Parts have not been determined by the parties as of the Effective Date, but will be agreed upon by the parties in good faith as soon as possible after the Effective Date, and no later than by the completion by Baasel of Phase 4 under the Development Efforts, with such agreement to be evidence by an amended executed Exhibit F hereto.

               (e)    Taxes; Certain Price Adjustments.

                      (i) Taxes. The purchase price from Baasel for OEM Products and Parts does not include any taxes or duties that may be applicable to the OEM Products. When Baasel has the legal obligation to collect such taxes, the appropriate amount will be added to and clearly identified in Baasel's invoice to CardioGenesis and will be paid by CardioGenesis unless

CardioGenesis provides Baasel with a valid tax exemption certificate authorized by the appropriate taxing authority.

                      (ii) Certain Price Adjustments. During the term of this Agreement the parties may determine to effect certain adjustments to the prices charged by Baasel to CardioGenesis for OEM Products and/or Parts as follows, as well as any other price adjustments which the parties may, but are not required to, mutually agree in writing:

                             (A) Certain Royalties. The parties will discuss in
good faith, and evidence in writing any agreement by them as to, the inclusion, within the price to be charged by Baasel to CardioGenesis hereunder for OEM Products and Parts, of any royalties which Baasel may be required to pay to third parties after the Effective Date, relating to the license to or other acquisition by Baasel after the Effective Date of intellectual property rights which are determined by CardioGenesis and Baasel to be essential or expedient for the then-current or future OEM Products, and/or Parts within the CardioGenesis Use, but not including any royalties required to be paid to any third party by Baasel by judicial order or binding settlement agreement arising from any allegation by such third party of infringement by Baasel of such third party's proprietary rights. There will be added to the prices otherwise shown on Exhibit C hereto, and CardioGenesis will pay to Baasel as part of the purchase price for, each OEM Product unit that is scheduled for delivery into, or which is otherwise intended for sale or other distribution within, the United States, a commercially reasonable amount, prorated per unit, to account for any royalties which Baasel, or Baasel's United States subsidiary, in Baasel's good faith and after consultation with its legal counsel, actually is paying or in good faith believes it will be required to pay, under so-called Patlex patent arrangements with respect to a certain third-party general laser patent, with respect to such OEM Product unit.

                             (B) Regulatory Changes. If during the term hereof,
regulatory requirements are changed so as to impose an increased burden on a manufacturer of OEM Products and/or Parts than the burden previously existing, Baasel and CardioGenesis will, on a timely basis, negotiate and agree in good faith, and will execute and deliver such written documents as the other party requests in good faith, with respect to any appropriate adjustments in the price charged to CardioGenesis by Baasel for OEM Products and Parts, which the relevant party, in its good faith judgment after consultation with the other party, believes would be appropriate in view of such greater burden, in order to meet regulatory requirements, than the requesting party was required to bear prior thereto. In such determination there will be taken into account any such increased burden upon CardioGenesis as to any final manufacturing it may perform for OEM Products and Parts to be sold within the United States.

                             (C) Costs of Certain Baasel Insurance Premiums.
There is not included in the prices for OEM Products and Parts set forth herein the amount of any insurance premium that Baasel may be required to pay in order to maintain product liability insurance covering Baasel in an amount appropriate, in Baasel's good faith judgment, after appropriate consultation with its legal counsel and products liability insurance advisors, to insure against any products liability of Baasel that may arise from the sale and distribution by CardioGenesis of OEM Products and/or Parts within the United States. The parties will discuss and agree in writing upon any adjustment to prices charged by Baasel to CardioGenesis for OEM Products and/or Parts that may be requested by Baasel in good faith if Baasel so determines to obtain and maintain such insurance coverage.

                             (D) Orders Of Less Than [ ** ] Units Of OEM
Product. If the [ ** ] of any Rolling Purchase Order placed by CardioGenesis is for less than [ ** ] units of OEM Product (as distinguished from any reduction to [ ** ] or less units of any binding order previously placed), and if in Baasel's good faith judgment, after consultation with CardioGenesis, [ ** ], then Baasel may, by giving written notice to CardioGenesis given at least ten
(10) days before the shipment by Baasel of any unit of OEM Product in such order, [ ** ].

                      (iii) Effect of Increases or Decreases in Rolling Purchase Orders.

                             (A) Effect of Increases Requested By CardioGenesis
To Previously-Delivered Rolling Purchase Orders For Delivery in 1998. If, in the binding Rolling Purchase Order for deliveries in the period [ ** ] through [ ** ], CardioGenesis increases the number of units of OEM Product therein, not later than [ ** ] before the relevant scheduled delivery date for such order, by not more than [ ** ] of the number of units of OEM Product that were represented in the such portion of such Rolling Purchase Order [ ** ].

                             (B) [ ** ]

                             (C) Effect of Decreases In Number Of Units of OEM
Products Ordered. If CardioGenesis decreases the number of units of OEM Product in any nonbinding portion of a Rolling Purchase Order in making it a binding Rolling Purchase Order, no downward adjustment to prices previously determined for such order will be made, but CardioGenesis will pay to Baasel, or to such third parties as Baasel directs CardioGenesis in writing, the amount of all cancellation charges, including penalties and liquidated damages, paid or payable by Baasel to such third parties as a result of material or inventory cancellation due to such reduction. Baasel will use its commercially reasonable efforts to minimize the amount of such cancellation charges.

               (f) Payment. Except as the parties may otherwise specifically agree in writing, and except as to the Initial Order, CardioGenesis will pay Baasel for units of OEM Products and/or Parts ordered by CardioGenesis hereunder under the binding portion of the relevant Rolling Purchase Order, on September 30, and December 31, and March 31, and June 30, of each year, in an amount equal to fifty percent (50%) of the aggregate purchase price for the total number of units of OEM Products and/or Parts scheduled under such binding portion to be delivered during the calendar quarter commencing immediately after three (3) months after such payment date. The balance of payment for each binding Rolling Purchase Order will be paid, as to portions of such order shipped, within forty-five (45) days after the date of shipment by Baasel of each such portion of such order according to the delivery dates of such relevant order. Baasel will invoice CardioGenesis with each shipment for such balance of the order payment. Set forth below is the agreed payment schedule for the first 50% of the binding portion of the relevant Rolling Purchase Order for delivery within the time periods shown; such model, with appropriate calendar year changes, will apply to the binding portion of Rolling Purchase Orders scheduled for delivery after December 31, 1998.

--------------------------------------------------------------------------------
   Payment Due Date
    (No Later Than)                       Amount of Payment
--------------------------------------------------------------------------------
   [   **   ]
                  [ ** ] of the aggregate purchase price for the total number of units of OEM Product in the Initial Order.
--------------------------------------------------------------------------------
   [   **   ]     [ ** ] of the aggregate purchase price for the total number of units of OEM Product in such [ ** ] scheduled to be delivered from and including [ ** ] through and including [ ** ].
--------------------------------------------------------------------------------
   [   **   ]     [ ** ] of the aggregate purchase price for the total number of units of OEM Product in such [ ** ] scheduled to be delivered from and including [ ** ] through and including [ ** ].
--------------------------------------------------------------------------------
   [   **   ]     [ ** ] of the aggregate purchase price for the total number of units of OEM Product in such [ ** ] scheduled to be delivered from and including [ ** ] through and including [ ** ].
--------------------------------------------------------------------------------
   [   **   ]     [ ** ] of the aggregate purchase price for the total number of units of OEM Product in such [ ** ] scheduled to be delivered from and including [ ** ] through and including [ ** ].
--------------------------------------------------------------------------------

               (g) Service Charges; Cost and Expenses; Refusal to Deliver. Any invoiced amount not received by Baasel within twenty (20) days after its due date thereafter will be subject, until paid, to a service charge of the lesser of one and one-half percent (1.5%) per month or the maximum permissible rate under applicable law. CardioGenesis will pay all of Baasel's reasonable costs and expenses, including reasonable fees and costs of attorneys, to the extent permitted by law, to enforce and preserve Baasel's rights under this Section 6(g). Baasel may refuse to deliver OEM Products and/or Parts to CardioGenesis if and to the extent that CardioGenesis fails to make timely payment as required hereunder.

        7.     DELIVERY; INSTALLATION, INSPECTION AND ACCEPTANCE; TRAINING.

               (a) Preferential Allocation. CardioGenesis will receive preferential allocation, among Baasel's customers, of all OEM Products and Parts necessary to meet the relevant delivery dates and quantities set forth in the binding portion of the relevant Rolling Purchase Order.

               (b) Shipping. All OEM Products and Parts delivered by Baasel pursuant to the terms of this Agreement will be:

                      (i) Acceptance Criteria. Only units of OEM Product and Parts which have passed the Acceptance Criteria (as defined in Section 7(c) hereof.

                      (ii) Packaging. Suitably packed for air freight shipment, or other appropriate common carrier as may be communicated by CardioGenesis in writing to Baasel reasonably in advance of Baasel's planned shipment date, in Baasel's standard shipping cartons for such items, which in each case will meet all packaging validation requirements worldwide for shipment of OEM Products and Parts as communicated by CardioGenesis to Baasel in writing reasonably in advance of Baasel's planed shipment date; and

                      (iii) Marking. Marked for shipment to CardioGenesis' address set forth on the signature page hereof, or to the end of the address of such customer of CardioGenesis as CardioGenesis and Baasel agree in writing; and

                      (iv) Delivery. Delivered to CardioGenesis, or to CardioGenesis' customer, or CardioGenesis' carrier agent Ex Works Baasel's main manufacturing plant. Unless otherwise instructed in writing by CardioGenesis, Baasel will select the carrier.

                      All freight, insurance, and other shipping expenses, as well as any special (non-Baasel standard) packing expense, will be paid by CardioGenesis.

               (c) Installation, Inspection and Acceptance. OEM Products and Parts will be delivered to CardioGenesis or to the relevant CardioGenesis customer (if drop-shipped by Baasel to such customer at CardioGenesis' written request), as the case may be, and installed and made operational, pursuant to, and along with a written copy of, commercially reasonable receiving and inspection protocols and acceptance criteria (collectively, the "Acceptance Criteria"), including ISO 9000 and MDDE, and installation procedures, as will be agreed upon in writing by CardioGenesis and Baasel no later than (10) days before CardioGenesis' first Rolling Purchase Order is placed after the Initial Order. The Acceptance Criteria will be attached to this Agreement, upon such written agreement by the parties, as Exhibit G. Such written Acceptance Criteria will (i) provide that inspection and acceptance testing will be performed by an individual or individuals who have received what CardioGenesis and Baasel will agree, and which they will set forth in such inspection protocols and acceptance criteria, is proper training with respect thereto, and (ii) which of CardioGenesis, Baasel and/or third party personnel will perform such installation, and (iii) how the costs of such installation, and of any inspection not performed by the customer, are to be billed and paid. The Acceptance Criteria will set forth the time period after CardioGenesis', or its customer's, receipt of the relevant OEM Product and Parts within which inspection must be made. The installation procedures will require Baasel, at its expense, to provide such commercially reasonable level of technical assistance by providing instruction manuals and other customary similar documents free of charge, and providing telephone and facsimile assistance, (but not involving travel of any Baasel personnel or any other costs of such assistance except as Baasel may specifically agree in writing), to CardioGenesis and/or such third-party installation personnel as may be provided in the installation procedures, to afford the best opportunity for a successful and timely installation. The installation procedures and inspection criteria will contain Baasel's standard inspection testing procedures for such OEM Product, with such modifications thereto as CardioGenesis reasonably and in good faith requests of Baasel in writing and which lawfully may be made. Any OEM Product or Part not lawfully rejected by CardioGenesis or such customer, as the case may be, within the relevant period provided by such inspection protocols and acceptance criteria, after compliance with the relevant installation procedures and with such inspection protocols and acceptance criteria, will be deemed to have been accepted by CardioGenesis or such customer, as the case may be.

               (d) Training. Baasel will provide, at Baasel's premises, to a limited, commercially reasonable number of CardioGenesis' personnel (up to two persons per session) at reasonable periodic intervals: (i) training as to proper installation, service and repair of the OEM Products and Parts, and, at the specific written request of CardioGenesis as to those CardioGenesis employees whom CardioGenesis believes in good faith have a need to know, full access to the OEM Product and Parts manufacturing process of Baasel. The frequency, format and content of the training will be determined by Baasel in consultation with CardioGenesis. Such training with respect to the manufacturing process will be designed to enable CardioGenesis to be able, upon any proper exercise of the Manufacturing License, reasonably to use and to instruct its subcontractor manufacturers to use, the Manufacturing License should it become necessary to do so under the terms of this Agreement. CardioGenesis will pay its own costs of its personnel for travel, food, and lodging during such training. CardioGenesis also will pay to Baasel, upon the written request of Baasel, setting forth the calculation of the following amounts in reasonable detail, (1) Baasel's customary training fees for such training, and (2) the reasonable actual costs, without profit, of Baasel in preparing manuals and other training materials for the training to such CardioGenesis personnel . Each such CardioGenesis individual will execute such customary mutual nondisclosure agreement with Baasel with respect to such training as Baasel may reasonably request, provided that no such nondisclosure agreement will diminish or limit the rights of CardioGenesis to fully use the Manufacturing License should it become necessary to do so under the terms of this Agreement.

        8. WARRANTY. Baasel will extend to CardioGenesis a standard medical laser products warranty on the OEM Products and Parts, which warranty is as set forth in Exhibit H attached hereto and incorporated herein by reference. Baasel's warranty will always be of at least one (1) year on labor and parts, in each case after the date shipped by Baasel (or, as to Parts supplied to Baasel by third parties, such longer period as such third party provides for warranty for the relevant Part). Such warranty will provide, at a minimum, that Baasel will, at the expense of Baasel, including inbound and outbound shipping costs but excluding duties and import or export clearance fees or taxes, repair or replace OEM Products and Parts found defective upon receipt by CardioGenesis or found defective by the end-user during the relevant warranty period.

        9.     TERM AND TERMINATION.

               (a) Term. The initial term of this Agreement will be for the period commencing on the date hereof, and, unless sooner terminated as provided in this Agreement, continuing through and including December 31, 2000, and the term hereof will be automatically renewed thereafter for successive one year terms commencing on January 1, 2001, and on January 1 of each successive calendar year unless either CardioGenesis or Baasel gives the other written notice of termination at least one hundred and eighty (180) days before the end of the then-current one year term (i.e., no later than July 1 in the year of the then-current term), or unless otherwise sooner terminated as provided in this Agreement.

               (b) [ ** ]

                      (i) [ ** ]

                      (ii) [ ** ]

                      (iii) [ ** ]

[ ** ]

                      (iv) [ ** ]

                      (v) [ ** ].

               (c) Other Rights to Terminate; Timing of Termination. Either party hereto may terminate this Agreement by written notice to the other as provided in (i) Section 1(b)(i) hereof if CardioGenesis elects not to continue its Development Program, or (ii) Section 1(b)(ii) hereof for failure to agree on adjustments to OEM Product research and development payments, or (iii) Section 1(b)(iv) for failure for the parties to agree upon increased payment for the Development Efforts under certain circumstances or (iv) Section 10(a)(v) hereof due to failure to enter into the Escrow Agreement, or (v) if the other party materially breaches this Agreement (other than a Baasel breach which is a Triggering Event and other than breaches for which other time periods for cure are specifically provided herein) and such breach remains uncured for ninety
(90) days following written notice of such breach, setting forth in reasonable detail the nature of the breach, given to the breaching party by the nonbreaching party. Baasel may terminate this Agreement by written notice to CardioGenesis if proceedings are commenced by or against CardioGenesis for bankruptcy, insolvency or debtor's relief or if CardioGenesis is liquidated or dissolved, or pursuant to the terms of Section 10(a)(vii) of this Agreement. Any termination hereunder for which a specific notice or other period is not required under this Agreement may be made immediately, upon the delivery of the notice to the receiving party, or at such other future time after the date of notice of termination as the party giving such notice specifies therein.

               (d) Fulfillment of Orders Upon Termination or Expiration. Any termination of this Agreement for any reason including CardioGenesis' breach, or expiration of the term hereof, will not prevent Baasel from fulfilling, if it so elects, all orders from CardioGenesis accepted by Baasel prior to the date of termination and purchase orders placed by CardioGenesis with Baasel within six
(6) months after the date of such termination, in each case at the delivery times provided in such accepted orders or as otherwise agreed in writing by CardioGenesis and Baasel; provided, however, that if termination is as a result of breach by CardioGenesis of its obligation to pay undisputed amounts due hereunder to Baasel, Baasel may demand from CardioGenesis commercially reasonable assurance of payment, such as prepayment or letters of credit, prior to shipment of OEM Products and/or Parts by Baasel, to ensure payment for such post-termination fulfillment of orders.

               (e) Transition Assistance. In the event of any termination of this Agreement for any reason, including any breach by Baasel or by CardioGenesis other than an uncured accidental or willful breach by CardioGenesis, and if CardioGenesis is not, by virtue of the application of the terms of this Agreement, able to use the Manufacturing License from and after such termination, then Baasel will render such commercially reasonable assistance, at CardioGenesis' sole expense, as CardioGenesis may in good faith request of Baasel, with commercially reasonable advance notice in writing to Baasel, in order to assist CardioGenesis in identifying a qualified manufacturer of a laser for CardioGenesis Products as a substitution for the OEM Product, and in transitioning to manufacture of such substitute laser product as soon as possible. Baasel may require that CardioGenesis and/or third parties execute and deliver such customary nondisclosure agreements as Baasel may believe in good faith are appropriate or necessary for the protection of Baasel Confidential Information or Baasel Proprietary Information in the providing of such assistance by Baasel.

        10.    MANUFACTURING ESCROW: MANUFACTURING LICENSE.

               (a)    Manufacturing Escrow.

                      (i) Escrow Agent; Escrow Agreement; Escrowed Materials. No later than June 30, 1997, CardioGenesis and Baasel will identify and enter into a written agreement (the "Escrow Agreement") with an independent escrow agent chosen by mutual agreement of Baasel and CardioGenesis (the "Escrow Agent") to establish a Manufacturing Escrow (the "Manufacturing Escrow"), to be located at a location in Germany to be set forth in such Escrow Agreement, of the Escrowed Materials, as hereinafter defined. For purposes of this Agreement, the "Escrowed Materials" means at least one full and accurate copy, in English if such copy already exists, of all information commercially reasonably necessary in order for CardioGenesis to manufacture, or to have manufactured for CardioGenesis by third party manufacturer subcontractors, the OEM Products and Parts, in the event the Manufacturing License described in Section 10(b) hereof becomes effective as provided herein, and includes, without limitation, all drawings, schematics, manuals, software (including Baasel Software and Updates) in source code (as to third-party software licensed to Baasel, only to the extent such license allows such deposit of source code) and object code format, and all standard operating policies and procedures ("SOP's") of Baasel, including, without limitation, component, material and device specifications, manufacturing processes, test methods and procedures, validation systems, methods and tests material, and all SOP's of vendors to Baasel of materials or components for the OEM Products or Parts, and a copy of Baasel's device manufacturing license from the relevant licensing authority or authorities, a copy of Baasel's registration with the FDA (if and when obtained) and with other relevant regulatory bodies or agencies, and of other related registration files of Baasel, including all inspection reports and warning letters, and a copy of all other correspondence to or from Baasel with all other regulatory bodies relevant to the OEM Products and/or any Part, and including in each case such documents as they relate to the Development Efforts.

                      (ii) Delivery of Escrowed Materials By Baasel; Notification to CardioGenesis; Inspection By CardioGenesis. The Escrow Agreement will provide that within forty-five (45) days after the date of shipment by Baasel to CardioGenesis of the last pilot unit as provided in Section 1(h)(iii) hereof, Baasel will provide to the Escrow Agent, and the Escrow Agent will hold in the Manufacturing Escrow in confidence, as hereinafter provided, the Escrowed Materials as they exist through the date of shipment of such last pilot unit. After Baasel's original deposit of Escrowed Materials, Baasel will be obligated to deliver new and/or updated Escrowed Materials to the Escrow Agent promptly after the content of the Escrowed Materials may have changed (including new items or changes to already deposited items) or new Escrowed Materials have come into existence from the most recent deposit of Escrowed Materials; provided, however, that Baasel will not be obligated to deposit into the Manufacturing Escrow any materials specifically relating to the Cost-Reduced Product, other than such materials as were deposited in Baasel's original deposit into the Manufacturing Escrow, until forty-five (45) days after the date of shipment by Baasel of the first unit of Cost-Reduced Product to CardioGenesis under a Rolling Purchase Order. Within ten (10) days after Baasel's initial deposit of Escrowed Materials into the Manufacturing Escrow, and within ten (10) days after any subsequent deposit by Baasel of Escrowed Materials into the Manufacturing Escrow as required by this Agreement, Baasel will give CardioGenesis written notification, in reasonable detail, of the nature of the Escrowed Materials so deposited by Baasel. Upon reasonable advance written notice by CardioGenesis to the Escrow Agent with a copy to Baasel, or upon such specific advance written notice as the Escrow Agent may require, CardioGenesis will have access to the Escrowed Materials, at the location specified by the Escrow Agent, solely for purposes of determining the nature and content of such Escrowed Materials and determining that, in CardioGenesis' reasonable and good faith judgment, they are sufficient to allow CardioGenesis to fully use the Manufacturing License should it become necessary to do so. Except as may be otherwise agreed in writing by CardioGenesis and Baasel in advance of any such inspection, CardioGenesis will make no copies of, and will not take away any notes as to, the contents of such inspected Escrowed Materials, and all of such Escrowed Materials will continue to be subject to provisions of Section 11 hereof with respect to confidentiality.

                      (iii) Nature of Manufacturing Escrow. The Escrow Agent will hold all of the Escrowed Materials in the Manufacturing Escrow separate from the books, records or materials of CardioGenesis or of any other third party who may have deposited items with such Escrow Agent. The terms of the Escrow Agreement will impose upon the Escrow Agent a requirement of confidentiality with respect to the Escrowed Materials at least as protective of the Escrowed Materials as those afforded by Section 11 of this Agreement to the Confidential Information of the parties hereto and to Baasel Proprietary Information and CardioGenesis Proprietary Information.

                      (iv) Release of Escrowed Materials To CardioGenesis or To Baasel. The Escrow Agreement will provide that (i) upon delivery by CardioGenesis of a Manufacturing License Election Notice, as provided below, and provided injunctive relief has not been granted in favor of Baasel barring such access to CardioGenesis, then CardioGenesis will be given full access to all Escrowed Materials by the Escrow Agent solely for purpose of the Manufacturing License, and (ii) Baasel's signature or acceptance as to any such release of Escrowed Materials is not required, and (iii) all Escrowed Materials will be released to Baasel upon Baasel's written request to the Escrow Agent at the expiration or termination of the Escrow Agreement unless CardioGenesis then is using the Manufacturing License pursuant to the terms of this Agreement.

                      (v) Reimbursement of Certain Costs of Baasel by CardioGenesis; Payment of Escrow Agent's Fees and Costs. CardioGenesis will reimburse Baasel for Baasel's documented expenses and direct labor costs for providing such Escrowed Materials into the Manufacturing Escrow, and will pay the fees and costs of such Escrow Agent.

                      (vi) Right of CardioGenesis or Baasel to Terminate This Agreement For Failure To Enter Into Escrow Agreement; Right of CardioGenesis to Terminate If Baasel Does Not Make Deposits of Escrowed Materials. If the parties have not entered into a mutually satisfactory Escrow Agreement by June 30, 1997, or by such later time as they may agree in writing, then either party may at any time thereafter terminate this Agreement by written notice to the other. If, upon CardioGenesis' inspection of the Escrowed Materials from time to time as permitted under Section 10(a)(ii) hereof, CardioGenesis determines in good faith, after reasonable consultation with Baasel, that the Escrowed Materials are not complete or sufficient for purposes of the operation of the Manufacturing License, CardioGenesis will deliver a written notice to Baasel specifying in reasonable detail the nature and general content of such materials as CardioGenesis believes in good faith should also be deposited into the Manufacturing Escrow as part of the Escrowed Materials. If Baasel fails to deposit such requested materials into the Manufacturing Escrow within forty-five
(45) business days (as defined in Section 5(b) hereof) after the date it receives such notice, or within such longer time period, without requiring CardioGenesis' consent, as Baasel reasonably and in good faith request by notifying CardioGenesis of such longer period, but in no event to exceed ninety
(90) days, then CardioGenesis may terminate this Agreement by written notice to Baasel.

                      (vii) Right of Baasel To Terminate This Agreement For Certain Acts of CardioGenesis.

                             (A) Unlawful Obtaining Of Escrow Materials;
Unlawful Use of Manufacturing License. If CardioGenesis obtains the Escrowed Materials, or any portion of them, unlawfully (as defined in Section 10(a)(vii) hereof), or commences use of the Manufacturing License unlawfully (as so defined), then Baasel may upon written notice to CardioGenesis immediately terminate this Agreement, and upon such termination the Manufacturing License will become null and void and CardioGenesis will have no right thereafter to the Escrowed Materials or to use the Manufacturing License.

                             (B) Definition of "Unlawful". For purposes of this
Section 10(a)(vii), the term "unlawful" means (1) as to obtaining all or any portion of the Escrowed Materials, that CardioGenesis or any of its agents under its control or at its direction obtain the Escrowed Materials or any portion thereof, in whole or in part by fraud of CardioGenesis or of any such agent, in any written statement or notice, or in any oral statement, to Baasel, the Escrow Agent, or any third party, or otherwise in violation of this Agreement and/or of the Escrow Agreement, except as provided in the last sentence of this Section 10(a)(vii)(B) as to inadvertent receipt, and (2) as to use of the Manufacturing License, that CardioGenesis or any of its agents under its control or at its direction commence using the Manufacturing Agreement by fraud of

CardioGenesis or of any such agent, in any written statement or notice, or in any oral statement, to Baasel, the Escrow Agent, or any third party, or otherwise in violation of the terms of this Agreement. If CardioGenesis obtains all or any part of the Escrowed Materials from the Escrow Agent by reason of the mistake or willful act of the Escrow Agent and/or of the agents of the Escrow Agent, and not at CardioGenesis' request, CardioGenesis will not be deemed to have received such Escrowed Materials unlawfully, for purposes of this Section 10(a)(vii), and thus will not have breached its obligations under this Agreement, if CardioGenesis (1) returns all of such Escrowed Materials to the Escrow Agent as promptly as commercially reasonable after CardioGenesis determines that it is not then supposed to have such Escrowed Materials under the terms of this Agreement and/or of the Escrow Agreement, and (2) retains no copies of such Escrowed Materials, and (3) promptly notifies the Escrow Agent and Baasel in writing of such matters.

               (b)    Manufacturing License.

                      (i) General Grant of License Rights. Baasel hereby grants to CardioGenesis an irrevocable, exclusive, royalty-bearing, worldwide license in perpetuity (the "Manufacturing License"), under the terms and conditions set forth herein, which CardioGenesis may use only upon the occurrence of a Noncurable Triggering Event, and only if CardioGenesis has timely delivered a Manufacturing License Election Notice to Baasel as provided in Section 10(c) hereof and such use of the Manufacturing License has not been enjoined by judicial action, to use the Escrowed Materials and the other materials described below in this Section 10(b)(i), solely in order for CardioGenesis, itself and/or through its subcontractors, to manufacture, and solely for CardioGenesis and its distributors, agents and representatives to sell and distribute, on a worldwide exclusive basis, OEM Products and Parts as incorporated in (or, as to Parts, to be incorporated in) CardioGenesis Products.. The rights of CardioGenesis under the Manufacturing License will survive any expiration or termination of this Agreement. Upon and after activation of the Manufacturing License under the terms hereof (A) CardioGenesis will have the right to use all Escrowed Materials deposited into the Manufacturing Escrow, as well as all other materials that would constitute Escrowed Materials hereunder but which have not been deposited by Baasel into the Manufacturing Escrow at the time of activation of the Manufacturing License, and (B) Baasel will supply to CardioGenesis directly, upon CardioGenesis' written request specifying in such reasonable detail as to such non-deposited materials as is known to CardioGenesis at the time, at no cost to CardioGenesis one complete and accurate copy of such other non-deposited materials so requested. The provisions of Section 11 hereof will apply to all such non-deposited materials as may be delivered by Baasel to CardioGenesis. The Manufacturing License includes the right of CardioGenesis to sublicense to CardioGenesis' designated subcontractor manufacturers. The provisions of Section 3(b) hereof with respect to Baasel's Software and Updates are incorporated into the Manufacturing License by reference.

                      (ii) Sublicenses to Subcontract Manufacturers. The terms of any sublicense by CardioGenesis to any subcontract manufacturer will contain confidentiality provisions consistent with the provisions of Section 11 hereof with respect to the protection of Baasel Proprietary Information and Baasel Confidential Information, and will not afford such subcontract manufacturer any rights to further sublicense such rights, nor any rights to sell or otherwise distribute OEM Products or Parts other than to CardioGenesis.

                      (iii) Certain Limitations of CardioGenesis' Rights. CardioGenesis may not use the Manufacturing License after expiration hereof, or after termination hereof if such termination is by Baasel by reason of CardioGenesis' uncured breach of this Agreement, or if such termination is pursuant to the provisions of (A) Section 1(b)(i) hereof due to CardioGenesis' termination of the Development Efforts, and (B) Section 1(b)(ii) hereof because the parties cannot agree on appropriate adjustments to the payments for the Development Efforts, or (C) Section 6(b) hereof because the parties cannot agree on pricing, or (D) Section 10(a)(v) hereof because the parties have not timely entered into the Escrow Agreement; provided that in each case, the provisions of
Section 9(a) hereof, with respect to post-termination fulfillment of CardioGenesis' orders, and Section 9(b) hereof, with respect to certain cooperation by Baasel as to manufacturing transition, nevertheless will apply.

               (c) Noncurable Triggering Event Notice; Noncurable Triggering Event Notice; Manufacturing License Election Notice. Within ten (10) days after CardioGenesis believes a Noncurable Triggering Event has occurred, CardioGenesis will give written notice thereof ( a "Noncurable Triggering Event Notice") to Baasel and to the Escrow Agent, specifying in reasonable detail the nature of such Noncurable Triggering Event (including the expiration of the relevant cure period for any Curable Triggering Event). Baasel will have the right to seek judicial injunctive relief, as provided in Section 15 hereof, if it believes that the relevant Noncurable Triggering Event has not occurred. The Manufacturing License may be used by CardioGenesis only if, within thirty (30) days after the occurrence of such Noncurable Triggering Event, CardioGenesis also gives written notice (a "Manufacturing License Election Notice") to the Escrow Agent and to Baasel stating CardioGenesis' election to use the Manufacturing License (which Manufacturing License Election Notice may be included in the original Noncurable Triggering Event Notice), and provided that the use by CardioGenesis of the Manufacturing License has not been enjoined by judicial action. If CardioGenesis gives Baasel a Manufacturing License Election Notice, the Manufacturing License may not be activated and used by CardioGenesis prior to the expiration of such thirty day (30) period after occurrence of such Noncurable Triggering Event. If CardioGenesis does not elect in writing to Baasel within thirty (30) days after the occurrence of a Noncurable Triggering Event to terminate this Agreement, or if CardioGenesis' use of the Manufacturing License then is enjoined by judicial action, this Agreement will continue until otherwise terminated or expired, and the Manufacturing License will not be activated, provided that such failure to elect to so terminate, or the granting of such injunctive relief to Baasel, will not preclude CardioGenesis from electing to terminate, and to activate the Manufacturing License (subject to Baasel's rights again to seek injunctive relief), with respect to the occurrence of any future Noncurable Trigger Event.

               (d) Manufacturing Royalty. If CardioGenesis elects as provided herein to use the Manufacturing License, CardioGenesis will pay to Baasel, within [ ** ] after the close of each calendar quarter during which the Manufacturing License is used, a manufacturing royalty (the "Manufacturing Royalty") in an amount, in cash, equal to [ ** ]. CardioGenesis will submit to

Baasel, with each such payment of accrued royalties, a written statement, signed by CardioGenesis' Chief Financial Officer, in reasonable detail showing the basis for the calculation of the royalty amount remitted. Baasel may at Baasel's expense, and subject to such reasonable written mutual confidentiality agreements as CardioGenesis may request, review those portions of the books and records of CardioGenesis relating to such calculation. In the event such review determines any underpayment of such royalties, CardioGenesis will promptly pay such underpayment amount to Baasel. During its use of the Manufacturing License, CardioGenesis will not be liable for payment to Baasel for any amount other than the Manufacturing Royalty with respect to the manufacture by CardioGenesis and its designated third party subcontract manufacturers, and the sale by CardioGenesis and its distributors, sales agents, and representatives, of OEM Products and/or Parts.

        11.    CONFIDENTIAL INFORMATION.

               (a) Definition. The term "Confidential Information" as used herein includes, as to CardioGenesis, the CardioGenesis Proprietary Information and as to Baasel, the Baasel Proprietary Information, and as to each party, such party's other proprietary and confidential information of whatever sort. Confidential Information of either party will not include information which:

                      (i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available to the public;

                      (ii) was acquired by the receiving party before receiving such information from the disclosing party and without restriction as to use or disclosure;

                      (iii) is hereafter rightfully furnished to the receiving party by a third party, without restriction as to use or disclosure;

                      (iv) is information which the receiving party can document was independently developed by the receiving party;

                      (v) is required to be disclosed pursuant to law, provided the receiving party uses reasonable efforts to give the disclosing party reasonably detailed notice of such required disclosure; or

                      (vi) is disclosed with the prior written consent of the disclosing party.

               (b) Obligations. Except as may be specifically authorized otherwise in this Agreement, or as may be otherwise specifically agreed by the parties in writing, each party will:

                      (i) hold the other party's Confidential Information in strict confidence,

                      (ii) not disclose such Confidential Information to any third parties and will take all reasonable steps to prevent such disclosure, which steps will include at least those taken by such party to protect its own confidential information of like kind, and

                      (iii) not use any Confidential Information of the other party for any purpose except as provided in this Agreement.

                      Each party may disclose the other party's Confidential Information to the recipient party's responsible employees and consultants who have a bona fide need to know, but only to the extent necessary to carry out the purposes of this Agreement. Each party will instruct all such employees and consultants not to disclose such Confidential Information to third parties, including other consultants, without the prior written permission of the disclosing party hereto.

               (c) Return of Items. Subject to the rights of the parties under other provisions of this Agreement, including without limitation the rights of CardioGenesis under Section 10 of this Agreement, upon the disclosing party's written request, the receiving party will promptly return to the disclosing party all tangible items containing or consisting of the disclosing party's Confidential Information and all copies thereof.

        12.    INDEMNITY; LIABILITY; INSURANCE.

               (a) Indemnity by Baasel. Subject to the other provisions of this
Section 12, Baasel will, at its expense, defend and indemnify CardioGenesis and CardioGenesis' directors, officers, employees, consultants, agents, shareholders and customers, in any suit, claim or proceeding brought against CardioGenesis or any of such other indemnified parties:

                      (i) Alleged Infringement. Alleging that any OEM Products or Parts sold pursuant to this Agreement, as such, as apart from their use in the CardioGenesis Use, infringe a United States patent, United States copyright, United States trademark or trade secret obligation of any third party; provided that Baasel will have no liability to the extent of any infringement alleged by third parties rights arising from the CardioGenesis Use or with respect to alleged infringement of general laser industry patents, not keyed to Baasel's specific laser before its modification into the OEM Product, for which infringement allegations CardioGenesis will be responsible; or

                      (ii) Defect In Manufacture or Design. Due directly to any defect in manufacture or design of the OEM Product as developed by Baasel.

               CardioGenesis will promptly notify Baasel of any such claim. Baasel will be given reasonable assistance from CardioGenesis and will be permitted the exclusive control of the defense. Further, to the extent Baasel is required hereunder to indemnify such parties, Baasel will pay any damages and costs finally awarded against CardioGenesis and any such other indemnified parties in any such suit by reason of any such liability, but Baasel will have no liability for settlements or costs incurred without its written consent.

               If CardioGenesis' or its customers' use of any such OEM Products and Parts is enjoined, or Baasel desires to minimize its liability hereunder as to any alleged infringement, Baasel may, at its option and sole expense, either:

                      (i) Substitution. Substitute to CardioGenesis or CardioGenesis 'customer, equivalent noninfringing OEM Products and/or Parts for the allegedly infringing item, subject to CardioGenesis' absolute right of approval as to whether such substituted OEM Products and/or Parts meet all specifications required therefor, including U.S. and international regulatory requirements, as determined by CardioGenesis in good faith, or

                      (ii) Modification. Modify the substituted infringing item so that it no longer infringes but remains equivalent in the reasonable and good faith judgment of CardioGenesis, subject to CardioGenesis' absolute right of approval as to whether such modified OEM Products and/or Parts meet all specifications thereof, including U.S. and international regulation requirements, as determined by CardioGenesis in good faith or

                      (iii) Obtain Rights. Obtain for CardioGenesis and CardioGenesis' customer, the right to continue using such item.

                      If none of the foregoing is feasible in Baasel's good faith judgment, Baasel will accept a return of the OEM Products and/or Parts from CardioGenesis or CardioGenesis' customer, which are subject to the allegation or to such injunction, and Baasel then will refund, to CardioGenesis or CardioGenesis' customer, the purchase price therefor plus costs to Baasel of shipping paid by CardioGenesis or CardioGenesis' customer, less reasonable depreciation.

               (b) Indemnity by CardioGenesis. Subject to the other provisions of this Section 12, CardioGenesis will, at its expense, defend and indemnify Baasel and its directors, officers, employees, consultants, agents, shareholders and customers, in any suit, claim or proceeding brought against Baasel or any of such other indemnified parties, alleging that:

                      (i) Alleged Infringement. Any CardioGenesis Proprietary Information contained in any OEM Products or Parts sold pursuant to this Agreement, as such, infringes a United States patent, United States copyright, United States trademark or trade secret obligation of any third party, or

                      (ii) Defect in Manufacture or Design. Due directly to any defect in manufacture or design of the OEM Product other than for which Baasel is liable under Section 12(a) hereof.

                      Baasel will promptly notify CardioGenesis of any such claim. CardioGenesis will be given reasonable assistance from Baasel and will be permitted the exclusive control of the defense. Further, to the extent CardioGenesis is required hereunder to indemnify such parties, CardioGenesis will pay any damage and costs finally awarded against Baasel and any such other indemnified parties in any such suit by reason of any such liability, but CardioGenesis will have no liability for settlements or costs incurred without its written consent.

                      If Baasel's use of any such CardioGenesis Proprietary Information in the production by Baasel of OEM Products and Parts hereunder is enjoined, or CardioGenesis desires to minimize its liability hereunder as to such alleged infringement, CardioGenesis may, at its option and sole expense, either:

                      (i) Substitution. Substitute to Baasel equivalent noninfringing CardioGenesis Proprietary Information for the allegedly infringing item,

                      (ii) Modification. modify the allegedly infringing item so that it no longer infringes but remains equivalent in the reasonable and good faith judgment of CardioGenesis and Baasel, or

                      (iii) Obtain Rights. Obtain for Baasel the right to continue using such item.

                      If none of the foregoing is feasible in the good faith judgment of either Baasel or CardioGenesis, either party may give the other notice that, unless the parties negotiate and reflect in writing within thirty
(30) days a commercially reasonable solution, which the parties will in good faith attempt to do, then either party may terminate this Agreement by written notice to the other party at any time after the such thirty (30) days; provided, however, that in the event of any such termination by either party, Section 10(b) hereof will not apply and CardioGenesis will have no rights thereafter under the Manufacturing License.

               (c) CardioGenesis Liability. Subject to Baasel's indemnities and warranties contained herein and in Baasel's relevant warranty as supplied with the OEM Products and Parts, CardioGenesis and CardioGenesis' customers assume all risk and liability arising from or connected with the operation and use of the OEM Product and Parts. Baasel's maximum liability for all damages, regardless of the legal basis therefor but excluding willful acts against CardioGenesis, will be limited to the sum of all payments made by CardioGenesis to Baasel with respect to the goods at issue in the dispute. Baasel's liability under the German Product Liability Code is reserved.

               (d) Limitations.

                      (i) Baasel Limitations. Baasel will have no liability for any claim of patent or copyright infringement or other infringement of proprietary rights, or any liability for design or manufacture, to the extent resulting from:

                             (A) CardioGenesis' or CardioGenesis' customers',
use or combination of the OEM Products, or Parts, or of Baasel's Software or Updates, with products or data, other than the CardioGenesis Products, not supplied by Baasel as part of the OEM Products, or Parts, or as part of Baasel's Software or Updates, or

                             (B) any modification or attempted modification of
the OEM Products or Parts or Baasel's Software or Updates by anyone other than Baasel, or other than by third parties agreed in writing by Baasel, or

                             (C) use of other than the latest release of
Baasel's Software or Updates received by CardioGenesis or CardioGenesis' customers from Baasel.

                      (ii) CardioGenesis Limitations. CardioGenesis will have no liability for any claim of patent or copyright infringement or other infringement of proprietary rights, or any liability for design or manufacture, to the extent resulting from:

                             (A) Baasel's use or combination, in producing the
OEM Products or Parts, or producing Baasel's Software or Updates, with products or data, other than the CardioGenesis Proprietary Rights or CardioGenesis Products, not supplied by CardioGenesis to Baasel in order for Baasel to produce the OEM Products, or Parts, or Baasel's Software or Updates, or

                             (B) any modification or attempted modification of
the CardioGenesis Proprietary Rights or CardioGenesis Products by anyone other than CardioGenesis, or other than by Baasel with CardioGenesis' written permission in the course of the Development Efforts.

                      (iii) General Mutual Limitation. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER IN CONNECTION WITH THIS AGREEMENT FOR SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL OR PUNITIVE DAMAGES REGARDLESS OF WHETHER EITHER OR BOTH PARTIES OR BAASEL KNEW OF THE POSSIBILITY OF SUCH DAMAGES.

               (e) Insurance. Subject to the provisions of Section 6(d)(iii)(C) hereof relating to possible price adjustments deriving from the cost of products liability insurance of Baasel as to OEM Products and Parts to be sold in the United States, Baasel and CardioGenesis each will at all times during the term hereof obtain and maintain, at the obtaining party's expense, fire and casualty, general liability, business interruption, and product liability insurance relating to the business of such party, taking into account such party's respective obligations under this Agreement, and taking into account the nature of the OEM Products and Parts, in amounts (including tail coverage) customary for its industry and size, with reputable insurers, with respect to such product liability insurance. In particular, CardioGenesis will obtain and maintain product liability coverage with respect to the OEM Products in an amount, and with such coverage, and for such periods of time, as are customary, within the industry within which the OEM Products would be considered to be included by national-level United States medical products insurers, according to the type of product so considered and according to the particular use (i.e., clinical or commercial) to which the OEM Products will be used in the jurisdiction to which such insurance relates. The parties will agree in writing, as an amendment to this Section 12(e), as to the United States dollar amount of such coverage for the relevant jurisdictions, no later than June 30, 1997, after consultation by CardioGenesis with its insurance brokers and with Baasel.

        13.    REPRESENTATIONS AND WARRANTIES OF BAASEL.

               Baasel hereby represents and warrants to CardioGenesis as follows (where a representation is made "to the best knowledge" of Baasel, such representation will be based upon reasonable inquiry into the records and of the employees of Baasel and reasonable inquiry of the advisors and/or other agents of Baasel):

               (a) Organization and Good Standing. Baasel is a corporation duly organized and validly existing under the laws of Germany, has the corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted.

               (b) Power, Authorization and Validity.

                      (i) Authorization. No filing, authorization or approval with or from governmental authorities by Baasel is necessary to enable Baasel to enter into, and to perform, its obligations under this Agreement.

                      (ii) Valid and Binding Obligation. This Agreement is the valid and binding obligation of Baasel, enforceable in accordance with its terms except as to the effect, if any, of (A) applicable bankruptcy and other similar laws affecting the rights of creditors generally, (B) rules of law governing specific performance, injunctive relief and other equitable remedies, and (C) the exercise of judicial discretion in accordance with general principles of equity.

               (c) No Violation of Existing Agreements. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of: (i) any provision of the Certificate of Incorporation or Bylaws of Baasel, as currently in effect, (ii) any instrument or contract to which Baasel is a party or by which Baasel is bound, or (iii) to the best knowledge of Baasel, any German, European Union or foreign judgment, writ, decree, order, statute, rule or regulation applicable to Baasel or its assets or properties in any material respect.

               (d) Litigation. Baasel has not received notice of any action, proceeding, claim or investigation pending against Baasel before any court or administrative agency that if determined adversely to Baasel may be expected to have a material adverse effect on the present or future operations or financial condition of Baasel. To the best knowledge of Baasel, after due inquiry, no such action, proceeding, claim or investigation has been threatened.

               (e) Intellectual Property. Baasel owns or has sufficient rights to use all patents, "Moral Rights" (as defined below), copyrights, trade secrets, know-how, technology and other intellectual property and proprietary rights reasonably necessary to the conduct of the business as presently conducted by Baasel and as will be required for the performance by Baasel of its obligations hereunder ("Baasel Intellectual Property"). "Moral Rights" means any rights of paternity or integrity, any right to claim authorship, formula, invention, improvement, original work of authorship, process, computer program, database or trade secret ("Invention"), and any right to object to any distortion, mutilation or other modification of, or other derogatory action in relation to, any Invention, whether or not such would be prejudicial to any developer's honor or reputation. No third party has any right of reversion or tenancy in the Baasel Intellectual Property that would impair in any way the ability of Baasel to fully perform its obligations under this Agreement or that would impair in any way the rights and benefits of CardioGenesis under this Agreement. Baasel is not aware of any infringement of Baasel Intellectual Property by any third party. To the best of Baasel's knowledge, the business of Baasel as presently conducted by Baasel and as will be required for the performance by Baasel of its obligations hereunder does not cause Baasel, and will not cause CardioGenesis, by use of Baasel as an OEM Product and Parts manufacturer and supplier to CardioGenesis as provided herein, to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, proprietary rights or other intellectual property of any other person, and Baasel has not received any claim or notice of infringement or potential infringement of the intellectual property of any other person. To the best knowledge of Baasel, Baasel is not using any confidential information or trade secrets of any former employer of any past or present Baasel employees or consultants.

        14. REPRESENTATIONS AND WARRANTIES OF CARDIOGENESIS.

               CardioGenesis hereby represents and warrants to Baasel as follows (where a representation is made "to the best knowledge" of CardioGenesis, such representation will be based upon reasonable inquiry into the records and of the employees of CardioGenesis and reasonable inquiry of the advisors and/or other agents of CardioGenesis):

               (a) Organization and Good Standing. CardioGenesis is a corporation duly organized and validly existing under the laws of the State of Delaware, has the corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted.

               (b) Power, Authorization and Validity.

                      (i) Right, Power and Authority. CardioGenesis has the right, power, legal capacity and authority to enter into and perform its respective obligations under this Agreement, and the execution, delivery and performance of this Agreement have been duly and validly approved and authorized by CardioGenesis and no other corporate approvals are required therefor under the laws of the State of Delaware or California.

                      (ii) Authorization. No U.S. federal or state filing, authorization or approval with or from governmental authorities by CardioGenesis is necessary to enable CardioGenesis to enter into, and to perform, its obligations under this Agreement.

                      (iii) Valid and Binding Obligation. This Agreement is the valid and binding obligation of CardioGenesis, enforceable in accordance with its terms except as to the effect, if any, of (A) applicable bankruptcy and other similar laws affecting the rights of creditors generally, (B) rules of law governing specific performance, injunctive relief and other equitable remedies, and (C) the exercise of judicial discretion in accordance with general principles of equity.

               (c) No Violation of Existing Agreements. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of: (i) any provision of the Certificate of Incorporation or Bylaws of CardioGenesis, as currently in effect, (ii) any instrument or contract to which CardioGenesis is a party or by which CardioGenesis is bound, or (iii) to the best knowledge of CardioGenesis, any federal, state, local or foreign judgment, writ, decree, order, statute, rule or regulation applicable to CardioGenesis or its assets or properties in any material respect.

               (d) Intellectual Property. CardioGenesis owns or has sufficient rights to use all patents, "Moral Rights" (as defined below), copyrights, trade secrets, know-how, technology and other intellectual property and proprietary rights reasonably necessary to the licenses by CardioGenesis hereunder to Baasel and as will be required for the performance by CardioGenesis of its obligations hereunder ("CardioGenesis Intellectual Property"). "Moral Rights" means any rights of paternity or integrity, any right to claim authorship, formula, invention, improvement, original work of authorship, process, computer program, database or trade secret ("Invention"), and any right to object to any distortion, mutilation or other modification of, or other derogatory action in relation to, any Invention, whether or not such would be prejudicial to any developer's honor or reputation. CardioGenesis is not aware of any infringement of CardioGenesis Intellectual Property by any third party. To the best of CardioGenesis' knowledge, the use by Baasel of CardioGenesis Intellectual Property as permitted and required by this Agreement will not cause Baasel, as an OEM Product and Parts manufacturer and supplier to CardioGenesis as provided herein, to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, proprietary rights or other intellectual property of any other person, and CardioGenesis has not received any claim or notice of infringement or potential infringement of the intellectual property of any other person.

               (e) No Violation of Existing Agreements. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of: (i) any provision of the Articles of Incorporation or Bylaws of CardioGenesis, (ii) any instrument or contract to which CardioGenesis is a party or by which CardioGenesis is bound or (iii) to the best knowledge of CardioGenesis, any federal, other national, state, local or foreign judgment, writ, decree, order, statute, rule or regulation applicable to CardioGenesis or its assets or properties in any material respect.

        15.    GOVERNING LAW; DISPUTE RESOLUTION.

               (a) Governing Law. This Agreement will be governed by and construed under the laws of the State of California excluding the Convention on Contracts for the International Sale of Goods and excluding that body of law known as conflict of laws. The procedural laws of the court in which a good-faith injunctive relief action is brought by either party pursuant to its rights under Section 15(a)(vii) hereof will control as to the procedure of such action.

               (b) Dispute Resolution. Any dispute arising out of or related to this Agreement, including any dispute which relates to the Confidential Information of either party, or to Baasel Proprietary Information or to CardioGenesis Proprietary Information, will be subject to the following provisions:

                      (i) Rules and Location. Such dispute will be determined by arbitration under the Rules of the International Chamber of Commerce (the "ICC"), in Munich, Germany if brought by CardioGenesis, or in San Francisco, California if brought by Baasel, before a panel of three (3) arbitrators to be appointed in accordance with such Rules.

                      (ii) Language. The language of the arbitration will be English.

                      (iii) Arbitrator Qualifications. Each arbitrator must be reasonably fluent in English, and must have reasonable experience with high technology commercial companies or with arbitration of matters involving high technology commercial companies.

                      (iv) Fees and Costs. The arbitrators will rule on the fees and costs of the arbitration.

                      (v) Governing Law of Arbitration. The laws of the State of California excluding the Convention on Contracts for the International Sale of Goods, and excluding that body of law known as conflict of laws, will be the applicable substantive law, provided that ICC procedural laws will govern the arbitration procedure.

                      (vi) Award. The award of the arbitrators will be final and binding upon the parties, and judgment upon the award may be entered in any court having jurisdiction, and an application may be made to any such court for judicial acceptance of the award and an order of enforcement.

                      (vii) Right to Seek Injunctive Relief. Each party retains the right to seek immediate injunctive judicial relief, in whichever court is appropriate, whether in Germany, California (federal and State courts) or elsewhere in the world, each party hereby consenting to in personam
 .jurisdiction of and venue in such court(s), as to alleged breaches of this Agreement which, in the good faith judgment of the initiating party, would cause irreparable harm to such party for which damages would not be a sufficient or appropriate remedy and the amount of which damages would be difficult to ascertain.

               (b) Legal Expenses. The prevailing party in any injunctive action brought by one party against the other and arising out of this Agreement will be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses, including court costs and reasonable attorneys' fees and costs, provided, however, that reimbursement of such attorney's fees and costs will not exceed ten percent (10 %) of the total amount (exclusive of such fees and costs) in dispute.

        16.    GENERAL PROVISIONS.

               (a) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges and supersedes all prior agreements between them with respect to such specific subject matter. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by both parties.

               (b) Independent Contractors. The relationship of Baasel and CardioGenesis under this Agreement is that of independent contractors, and nothing contained in this Agreement will be construed to give either party the power to direct and control the day-to-day activities of the other, or to create or assume any obligation on behalf of the other for any purpose whatsoever. All financial obligations associated with each party's business are the sole responsibility of such party.

               (c) Notices. Any notice required or permitted by this Agreement will be in writing and will be sent by hand (including commercially-recognized international courier), or by prepaid registered or certified airmail, return receipt requested where possible, or by facsimile, in each case addressed to the other party at the address below such party's signature hereon, or at such other address for which such party gives notice hereunder. Such notice will be deemed to have been given when delivered if by hand, or five (5) days after deposit in the mail (sent airmail, postage pre-paid), or upon receipt if sent by facsimile.

               (d) Force Majeure. Nonperformance of either party will be excused to the extent and for the period that performance by such party is rendered impossible by strike, fire, flood, governmental acts or orders or restrictions (other than such orders or restrictions arising as a result of the action or failure to act by such nonperforming party), failure of suppliers, or any other reason where failure to perform is beyond the reasonable control of and is not caused by the negligence of the nonperforming party.

               (e) Nonassignability and Binding Effect. Neither CardioGenesis' nor Baasel's rights and obligations under this Agreement may be transferred or assigned without the prior written consent of the other party, which will not be unreasonably withheld. Subject to the foregoing sentence, this Agreement will be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

               (f) Severability. If any provision of this Agreement is held invalid by any law, rule, order or regulation of any government, or by the final determination of any state or federal court, such invalidity will not affect the enforceability of any other provisions not held to be invalid, and such provision will be enforced to the maximum extent legally possible.

               (g) Import/Export Regulations. CardioGenesis and Baasel will comply with all regulations, both U.S. and international, with respect to the importation and exportation of OEM Products and Parts, and as to CardioGenesis Products, by CardioGenesis, and as to products of Baasel manufactured and/or supplied by Baasel pursuant to its rights under Section 3(d) hereof.

               (h) Publicity Regarding Agreement. Neither party will disclose the terms of this Agreement to any third parties except as may be mutually agreed in writing or as may be required by, and then only to the extent required by, statute, regulation or the order of a court of competent jurisdiction.

               (i) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

               (j) Construction. This Agreement has been negotiated by each of the parties with advice of counsel. This Agreement will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either party.

               (k) Counting of Time. Whenever time is to be counted hereunder, the first day will be ignored and counting will commence with and include the next day and continue through and including the final day of the relevant period provided for in this Agreement.

               (l) Survival. The provisions of Sections 1(c), 1(d), 1(e), 1(j), 2, 3(b) (as to OEM Products shipped by Baasel prior to such termination and those that may be shipped after termination pursuant to the provisions of
Section 9(d) hereof), 3(d), 3(e), 4(b), 6(e), 6(f), 7, 8, 9(d), 9(e), 9(f), 10,
11, 12, 13, 14, 15 and 16 will survive the termination or expiration of this Agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date by their duly authorized representatives.

CARDIOGENESIS CORPORATION                      CARL BAASEL LASERTECHNIK GMBH
-------------------------                      -----------------------------


By: /s/ Allen W. Hill                          By: /s/ Joseph Settele
   ------------------------------                  -----------------------------

Name:      ALLEN W. HILL                       Name:       JOSEPH SETTELE

Title:     PRESIDENT                           Title:      MANAGING DIRECTOR

Date signed:  March 11, 1997                   Dated signed:  March 13, 1997

Address: 540 Oakmead Parkway                   Address: Petersbrunner Strasse 1b
         Sunnyvale, California 94086                    82319 Starnberg, Germany
         Attention:  President                          Attention:  President
Facsimile: 408-328-3816                       Facsimile: 011-49-81-51-776-232

                                    EXHIBIT A

                             OEM PRODUCT DESCRIPTION









CARDIOGENESIS CORPORATION                       CARL BAASEL LASERTECHNIK
                                                GMBH

By:                                             By:
  ------------------------------                   -----------------------------
Name:                                           Name:
    ----------------------------                     ---------------------------
Title:                                          Title:
     ---------------------------                     ---------------------------
Date signed:                                    Date signed:
           ---------------------                            --------------------

** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE FOLLOWING 23
   PAGES OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT B

                       OEM PRODUCT DEVELOPMENT PROGRAM AND
            SPECIFICATIONS FOR FUNCTIONAL, PROTOTYPE AND PILOT UNITS



1.    OEM PRODUCT DEVELOPMENT PROGRAM.

                    [ATTACHED AND INCORPORATED BY REFERENCE]





2. SPECIFICATIONS FOR FUNCTIONAL, PROTOTYPE AND PILOT UNITS.

                    [ATTACHED AND INCORPORATED BY REFERENCE]


















CARDIOGENESIS CORPORATION                          CARL BAASEL LASERTECHNIK
                                                   GMBH

By:                                             By:
  ------------------------------                   -----------------------------
Name:                                           Name:
    ----------------------------                     ---------------------------
Title:                                          Title:
     ---------------------------                     ---------------------------
Date signed:                                    Date signed:
           ---------------------                            --------------------

** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE FOLLOWING 2
   PAGES OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT B

                         OEM PRODUCT DEVELOPMENT PROGRAM

                    [ATTACHED AND INCORPORATED BY REFERENCE]



[ ** ]





CARDIOGENESIS CORPORATION GMBHCARL BAASEL LASERTECHNIK



By:                                             By:
  ------------------------------                   -----------------------------
Name:                                           Name:
    ----------------------------                     ---------------------------
Title:                                          Title:
     ---------------------------                     ---------------------------
Date signed:                                    Date signed:
           ---------------------                            --------------------

** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE FOLLOWING 2
   PAGES OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT C

                       OEM PRODUCT PRICES TO CARDIOGENESIS

** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS PAGE.
   CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.






CARDIOGENESIS CORPORATION                          CARL BAASEL LASERTECHNIK
                                                   GMBH

By:                                             By:
  ------------------------------                   -----------------------------
Name:                                           Name:
    ----------------------------                     ---------------------------
Title:                                          Title:
     ---------------------------                     ---------------------------
Date signed:                                    Date signed:
           ---------------------                            --------------------

                                    EXHIBIT D

                      OTHER BAASEL PROPRIETARY INFORMATION;
                   OTHER CARDIOGENESIS PROPRIETARY INFORMATION



      1.   OTHER BAASEL PROPRIETARY INFORMATION.

           Intellectual Property Rights of Baasel

** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS PAGE.
   CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


      2.   OTHER CARDIOGENESIS PROPRIETARY INFORMATION.

                    [ATTACHED AND INCORPORATED BY REFERENCE]





CARDIOGENESIS CORPORATION                          CARL BAASEL LASERTECHNIK
                                                   GMBH

By:                                             By:
  ------------------------------                   -----------------------------
Name:                                           Name:
    ----------------------------                     ---------------------------
Title:                                          Title:
     ---------------------------                     ---------------------------
Date signed:                                    Date signed:
           ---------------------                            --------------------

** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS PAGE.
   CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT E

                            CARDIOGENESIS TRADEMARKS





                                  CardioGenesis
                                      ITMR
                                      TTMR
                                       PMR
                                   ITMR System
                                   TTMR System
                                   PMR System









CARDIOGENESIS CORPORATION                       CARL BAASEL LASERTECHNIK
                                                GMBH

By:                                             By:
  ------------------------------                   -----------------------------
Name:                                           Name:
    ----------------------------                     ---------------------------
Title:                                          Title:
     ---------------------------                     ---------------------------
Date signed:                                    Date signed:
           ---------------------                            --------------------

                                    EXHIBIT F

                             PARTS AND PARTS PRICES


                    [ATTACHED AND INCORPORATED BY REFERENCE]










CARDIOGENESIS CORPORATION                       CARL BAASEL LASERTECHNIK
                                                GMBH

By:                                             By:
  ------------------------------                   -----------------------------
Name:                                           Name:
    ----------------------------                     ---------------------------
Title:                                          Title:
     ---------------------------                     ---------------------------
Date signed:                                    Date signed:
           ---------------------                            --------------------

                                    EXHIBIT G

                               ACCEPTANCE CRITERIA








CARDIOGENESIS CORPORATION                       CARL BAASEL LASERTECHNIK
                                                GMBH

By:                                             By:
  ------------------------------                   -----------------------------
Name:                                           Name:
    ----------------------------                     ---------------------------
Title:                                          Title:
     ---------------------------                     ---------------------------
Date signed:                                    Date signed:
           ---------------------                            --------------------

                                    EXHIBIT H
                    BAASEL WARRANTY ON OEM PRODUCTS AND PARTS



CardioGenesis or its end-user customer shall, throughout the whole period of operation of the OEM Product, provide and maintain all operation conditions reflected in the Baasel operating manuals and other end-user documentation of Baasel for such OEM Product (the "OEM Product Documentation"), a complete copy of which OEM Product Documentation shall be supplied with each unit of OEM Product sold to CardioGenesis or provided by CardioGenesis to its customer.

Baasel warrants that the goods to which this warranty applies shall be free from defects in material and workmanship for the period of one (1) year for labor and parts. The warranty period for parts exchanged by Baasel back to the customer during the parts exchange period will be six (6) months. Damage to parts, including but not limited to lenses, optical components, flash lamps and the like, from wear and tear and caused by improper use or handling by CardioGenesis or the end-user, is not covered by this warranty.

This warranty is contingent upon CardioGenesis or its customer promptly notifying Baasel in writing of any defect, to operating the relevant product within the limits of related and normal usage in accordance with the OEM Product Documentation, and, upon the written request of Baasel, returning to Baasel any defective goods or parts thereof. If CardioGenesis or its customer, after acceptance of such goods from Baasel, modifies, alters, substitutes or changes any of such goods acquired from Baasel, then Baasel's warranty with respect thereto shall be null and void.

CardioGenesis', and its customers', sole and exclusive remedy with respect to any claim relating to the goods shall be limited to the repair/replacement of nonconforming or defective goods.

THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING ANY WARRANTY OF FITNESS OF THE GOODS FOR A PARTICULAR PURPOSE.


CARDIOGENESIS CORPORATION                       CARL BAASEL LASERTECHNIK
                                                GMBH

By:                                             By:
  ------------------------------                   -----------------------------
Name:                                           Name:
    ----------------------------                     ---------------------------
Title:                                          Title:
     ---------------------------                     ---------------------------
Date signed:                                    Date signed:
           ---------------------                            --------------------